EXHIBIT 10.1

                                FARMOUT AGREEMENT


      This Agreement, entered into as of September 25, 2002, between Colorado Wyoming Reserve Company, 751 Horizon Ct., #205, Grand Junction, CO 81506 ("CWR"), as "Farmor", and S T Oil Company, 1801 Broadway, Suite 600, Denver, CO 80202 ("STO"), and The Shoreline Companies, LLC, P. O. Box 3437, Englewood, CO 80155 ("Shoreline"), as "Farmees".

                                    RECITALS:

      WHEREAS, Farmor owns an undivided Forty-Two and One-Half Percent (42.5%) working interest and Farmees collectively own an undivided Thirty-four and One-Half Percent (34.5%) working interest in and to the land and oil and gas leases described in Exhibit "A" ("Leases") insofar as they are located in the 1,400 acres as outlined on the map on Exhibit "B" ("Remington Prospect"). in San Juan County, Utah; and

      WHEREAS, Farmor and Farmees have arrived at an agreement whereby Farmees will drill a well on the Leases, and Farmor will either participate for its proportionate share of the costs of said well, or Farmees will pay Farmor's share of the costs and thereby earn certain interests of Farmor in the Leases pursuant to the terms and conditions hereinafter set forth;

      NOW THEREFORE, for and in consideration of the mutual promises and covenants herein contained, the parties hereto have agreed as follows:

      1. TEST WELL. On or after November 15, 2002, Farmees agree to commence, or cause to be commenced, the drilling of a well ("Test Well") at a legal location of 1910 feet FNL and 1850 feet FWL in the SE/4NW/4 of Section 22, Township 31 South, Range 23 East ("Test Well Drillsite"), and to prosecute the drilling and testing of said well with due diligence and in a good and workmanlike manner. The Test Well shall be drilled to a depth sufficient to test the Pennsylvanian/Lower Ismay formation, or to total depth of 5,500 feet, whichever is the lesser ("Contract Depth"). In the event there is a delay in the commencement date due to regulatory requirements or drilling rig availability, a reasonable extension shall be granted.

      2. SUBSTITUTE WELL. If, in the drilling of the Test Well, Farmees should encounter heaving shale, high pressures, igneous rock or other similar impenetrable substances or conditions, whether natural or mechanical, which render continued drilling impracticable in the sole discretion of the Farmees, the well may be properly abandoned. Thereafter, Farmees shall have the option to commence operations within ninety (90) days of discontinuing the drilling of the applicable well, to drill a substitute well in replacement thereof ("Substitute Well") at a new location of Farmee's choice on the Leases and to Contract Depth. Should Farmees exercise such option, it shall notify Farmor, and within thirty
(90) days following
discontinuing drilling of the Test Well, commence such operations for such Substitute Well and thereafter, such well shall be considered, for all purposes, as though it were the well for which it is a substitute.

      3. FARMOR'S OPTION TO EITHER PARTICIPATE OR FARMOUT. Farmor shall have the option to either participate in the drilling of the Test Well for its proportionate share, or to farmout its interest under the terms hereof. A preliminary AFE, attached hereto as Exhibit "C" sets forth the estimated costs of drilling and completing the Test Well. On or before thirty (30) days to having an executed contract with a Drilling Rig Contractor for the Test Well, Farmees shall give Farmor notice of their intent to commence drilling operations ("Notice to Commence Drilling"), together with a final AFE for such well. If Farmor wishes to participate in the Test Well, Farmor must submit its proportionate share of the estimated drilling costs as set forth in the final AFE within thirty (10) days of receipt of the Notice to Commence Drilling. Failure to submit the drilling costs within the time set forth above shall be deemed Farmor's election not to participate, and to farmout Farmor's interests to the Farmees's in accordance with the terms and provisions hereinafter set forth.

      4. COSTS AND EXPENSES. All of Farmor's costs and expenses incurred or arising out of the drilling, testing, completing, and equipping or the plugging and abandoning the Test Well shall be borne by the Farmees if Farmor elects not to participate in the drilling.

      5. EARNING. If Farmees commence and drill the Test Well to Contract Depth according the terms hereof, Farmees shall earn:

         (a) all of Farmor's right, title and interest in and to the Leases as to all depths, insofar as the Leases cover the Drillsite Tract (as hereinafter defined) for the Test Well subject to the back-in further defined in Section 6 of this Agreement.

         (b) the right to designate within Ninety (90) days after reaching contract depth in the Test Well, a second drillsite tract ("Second Drillsite Tract") for a well to be located within the Remington Prospect ("Second Well") within which Farmees shall earn at Farmor's option either (i.) Sixty Percent (60%) of Farmor's Forty-Two and One-Half Percent (42.5%) interest in and to the Second Drillsite Tract if Farmor elects to participate for its remaining Forty Percent (40%) of Forty-Two and One Half Percent (42.5%) working interest in the Second Well, or (ii.) all of Farmor's interest in and to the Second Drillsite Tract and Second Well subject to a back-in further defined in Section 6 of this Agreement, if Farmor elects to farmout its entire interest. Farmees must make their designation within the Ninety (90) days by giving notice to Farmor, and Farmor shall have ten (10) days within receipt of Farmee's designation, to give notice of its election to either option (i.) or (ii.) above. Failure by Farmor to submit its election, shall deem Farmor's election to farmout its entire interest. In the event a second well is proposed by a party to the Operating Agreement within the Ninety (90) day period as hereinabove set out, Farmees shall have the option to either designate it the Second Well and be subject to above options (i) or (ii), or proceed designating a Second Drillsite Tract of their choice.

      The "Drillsite Tracts" shall be the 160 acre quarter section within which the wells are located.

      6. BACK-IN. For thirty (30) days following receipt of written notice of Payout (as hereinafter defined) from Farmees, Farmor shall have the option, but not the obligation, to back-in for thirty percent (30%) of the interest previously assigned hereunder from Farmor to Farmees in the Drillsite Tract for the Test Well and the Second Drillsite Well for the Second Well to be effective at 7:00 a.m. on the first day of the month following payout. Payouts for the Test Well and the Second Well are calculated on a well by well basis and occur independently of each other. Failure to notify Farmees in writing of Farmor's election to back-in shall be deemed Farmor's election not to back-in.

      7.  ASSIGNMENTS.

            a. Within ten (10) days after reaching Contract Depth in the Test Well, Farmor shall execute and deliver unto Farmees an assignment to Farmees of all of Farmor's right, title and interest in and to the Lease(s) as to all depths, insofar as the Lease(s) cover the Drillsite Tract for the Test Well

            b. Within One Hundred and Twenty (120) days after reaching Contract Depth in the Test Well, Farmor shall either execute and deliver unto Farmees, depending on whether Farmor has selected option (i) or (ii) described in paragraph 5b of this Agreement, an assignment to Farmees of Sixty Percent (60%) of Farmor's Forty-Two and One-Half Percent (42.5%) in and to the Second Drillsite Tract or all of Farmor's interest in and to the Second Drillsite Tract subject to the hereinabove described back-in.

            c. Within ten (10) days after receiving Farmor's written election to back-in at Payout for the First Test Well or the Second Test Well,
      Farmees shall execute and deliver unto Farmor a re-assignment of thirty percent (30%) of the interest in the corresponding Drillsite
      Tract previously assigned by Farmor to Farmees pursuant to this Agreement to be effective as of 7:00 a.m. of the first day of the month following payout.

            d. Such interests shall be assigned to and from the Farmees in the following proportions:

                        STO         66.67%
                        Shoreline   33.33%

            All assignments made pursuant to the terms hereof shall be in the form attached hereto as Exhibit "D", and in addition, if federal or state leases are involved, assignments shall be made on approved forms required by the applicable governmental entity. The interests assigned hereunder shall be free and clear of all liens, claims and encumbrances of whatsoever kind or character other than lease burdens of record on the date hereof, and the assignor agrees to indemnify and hold harmless the assignee from any and all claims, demands, losses, damages and liabilities (including attorneys fees and costs of litigation) arising out of or resulting from any liens, claims and encumbrances.

      7. PAYOUT FOR TEST WELL: "Payout" shall mean the day when Farmees have recovered from proceeds of production attributable to the Test Well, less royalties, overriding royalties and other lease burdens, and production taxes (ie. ad valorem, severance, conservation and similar taxes assessed on production), one hundred percent (100%) of all costs and expenses, tangible and intangible, incurred by Farmees in the drilling, testing, completing and equipping the Test Well, together with all of the operating costs and expenses incurred during Payout

      8. PAYOUT FOR SECOND WELL. "Payout" shall mean the day when Farmees have recovered from proceeds of production attributable to the Second Well, less royalties, overriding royalties and other lease burdens, and production taxes (ie. ad valorem, severance, conservation and similar taxes assessed on production), three hundred percent (300%) of all costs and expenses, tangible and intangible, incurred by Farmees in the drilling, testing, completing and equipping the Second Well, together with all of the operating costs and expenses incurred during Payout.

      9. FAILURE TO DRILL. If Farmees fail to drill the Test Well in the time and manner provided herein, then this Agreement shall terminate and neither party shall have any further obligation hereunder.

      10. SUBSEQUENT WELLS: Costs and expenses incurred or arising out of the drilling, testing, completing and equipping wells drilled subsequent to the drilling of the Test Well and/or the Second Test Well in the Remington Propsect ("Subsequent Wells") shall be borne by the Farmor and Farmees in accordance to their proportionate ownership.

      11. OPERATING AGREEMENT. The Operating Agreement attached hereto as Exhibit "E" shall govern the rights and obligations of the parties hereto as to all lands covered by the Leases in the Remington Prospect. In the event there is a conflict between the provisions of this agreement and provisions of the Operating Agreement, the provisions of this Agreement shall control and prevail.

      12. NO PARTNERSHIP. It is not the purpose of intention of this Agreement to create any partnership, mining partnership, or association, and neither this Agreement nor the operations hereunder shall be construed or considered as creating any such legal relationship. The liabilities of the parties shall be several and not joint or collective. The Parties acknowledge that the Leases remain subject to the Tax Partnership Agreement, attached as Exhibit "C" to that certain Farmout Agreement dated effective September 22, 2000, among the Farmor, the Farmees and FM Energy LLC.

      13. NOTICE. Any notice required or permitted hereunder shall be made in writing and shall be deemed to have been received and effective (a) on the date of delivery, if delivered personally; (b) on the date of delivery if sent by telefacsimile where a printed confirmation from the transmitting FAX machine is retained as evidence of delivery; or (c) on the earlier of the third day after mailing or the date of the return receipt acknowledgment, if mailed, postage prepaid, by certified or registered mail, return receipt requested and addressed as follows:

      Colorado Wyoming Reserve Company
      751 Horizon Ct., #205
      Grand Junction, CO  81506
      (970) 255-9995
      Fax (970) 255-9238

      ST Oil Company
      1801 Broadway, Suite 600
      Denver, CO 80202 (303) 296-1908
      Fax (303) 296-0329

      The Shoreline Companies, LLC
      P.O. Box 3437
      Englewood, CO  80155
      (303) 779-3681
      Fax (978) 428-0529

      Any party may change its address by giving the other parties written notice thereof, in which event notices shall thereafter be sent to the new address.

      14. ASSIGNABILITY. This Agreement may not be assigned by Farmor, in whole or in part, with out the prior written consent of all Farmees.

      15. MISCELLANEOUS. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement is the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings. Any modification to this

Agreement shall be in writing and executed by each party hereto. If either party hereto commences proceedings to enforce the terms of this Agreement, the party that prevails in such proceeding shall be entitled to recover its reasonable attorney's fees, court costs and litigation expenses. This Agreement may be executed in counterparts. Time is of the essence with respect to the performance of the provisions of this Agreement. The unenforceability or invalidity of any provision hereof shall not affect the enforceability or validity of the balance of this Agreement. This Agreement shall be governed by and construed in accordance with laws of the State of Colorado.

      IN WITNESS WHEREOF, the parties execute this Agreement as of the day and year first above written.

                              Colorado Wyoming Reserve Company


                              /S/ Kim Fuest
                              ------------------------------------
                              By: Kim Fuerst
                              Title: President

                              S T Oil Company


                              /s/ J. Samuel Butler
                              ------------------------------------
                              By: J. Samuel Butler
                              Title: President


                              The Shoreline Companies, LLC

                              /s/ F. Robert Tiddens
                              ------------------------------------
                              By: F. Robert Tiddens
                              Title: President

                                   EXHIBIT "A"

Attached hereto and made part of that certain Agreement dated September 25, 2002, by and between Colorado Wyoming Reserve Company, ST Oil Company, and The Shoreline Companies, LLC

UT5000.014
Lessor:      Bureau of Land Management UTU-76832
Lessee:      Larry J. White
Date:        January 1, 1998
Description: INSOFAR AND ONLY INSOFAR AS LEASE COVERS
             Township 31 South - Range 23 East, SLB&M
             Sec. 15:  S/2
             San Juan County, Utah

UT5000.019
Lessor:      State of Utah ML-47152
Lessee:      Vern Jones
Date:        November 1, 1995
Description: INSOFAR AND ONLY INSOFAR AS LEASE COVERS
             Township 31 South - Range 23 East, SLB&M
             Sec. 16:  SE/4
             Sec. 22:  S/2NW/4, SE/4
             San Juan County,  Utah

UT5000.040
Lessor       Bureau of Land Management UTU-76532
Lessee:      Legacy Energy Corporation
Date:        July 1, 1997
Description: INSOFAR AND ONLY INSOFAR AS LEASE COVERS
             Township 31 South - Range 23 East, SLB&M
             Sec. 21:  E/2
             San Juan County, Utah

UT5000.043
Lessor:      State of Utah ML-48411
Lessee:      Larry J. White
Date:        January 26, 2000
Description: Township 31 South - Range 23 East, SLB&M
             Sec. 22:  SW/4
             San Juan County, Utah

UT5000.052
Lessor:      Bureau of Land Management UTU-76056
Lessee:      Lane Lasrich
Date:        February 1, 2002
Description: Township 31 South - Range 23 East, SLB&M
             Sec. 22:  N/2NW/4, NE/4
             San Juan County, Utah

                                  EXHIBIT "B"

                               REMINGTON PROSPECT
                             SAN JUAN COUNTY, UTAH

Attached to and made a part of that certain Agreement dated September 25, 2002 between Colorado Wyoming Reserve Company, ST Oil Company and The Shoreline Companies LLC

              [MAP OF REMINGTON PROSPECT IN SAN JUAN COUNTY, UTAH]

                                   EXHIBIT "C"

        Attached to and made a part of that certain Agreement dated
September 25, 2002 by and between Colorado Wyoming Reserve Company, ST Oil
Company and The Shoreline Companies LLC
                                 S T Oil Company
                          Authorization For Expenditure

Well Name:       Marie Ogden State No. 1
                 ---------------------------------------                                -------------
Location:        SE NW, Sec 22, T33S, R23E                 Depth/FM: 5428' tvd,5428'md  DC/Ismay
                 ---------------------------------------                                -------------
County/State:    San Juan County, Utah                     Date Prepared:               08/26/2002
                 ---------------------------------------                                -------------
Operator:        S T Oil  Company                          Date To Commence:            09/28/2002
                 ---------------------------------------                                -------------
Description:     Drill and complete in DESERT CREEK &/or ISMAY
-------------------------------------------------------------------------------------------------

INTANGIBLE COSTS:                 Drilling                      Completion           Total Well
                                   Acct #      Cost          Acct #      Cost           Cost
                                 -----------------------   ----------------------   -------------
Drill Site Title Opinion.......  51.830.08       $1,500    51.840.08        $500          $2,000
Road and Location..............  51.830.10      $30,000        XX                        $30,000
Stake Location Permits.........  51.830.12       $6,000        XX                         $6,000
Surface Damage/ROW.............  51.830.14       $3,000        XX                         $3,000
Rig Mobilization Demobil.......  51.830.16      $90,000        XX                        $90,000
Drilling Footage...............  51.830.18           $0        XX                             $0
Drilling Dayrate...............  51.830.20     $175,350        XX                       $175,350
Drilling Turnkey...............  51.830.22           $0        XX                             $0
Drill Bits.....................  51.830.24      $43,000        XX                        $43,000
Drill Oper/Dir Drill/Svy.......  51.830.25      $24,000        XX                        $24,000
Water & Water Hauling..........  51.830.26      $34,000        XX                        $34,000
Fishing Tools & Service........  51.830.27           $0        XX                             $0
Drilling Mud/Chemicals.........  51.830.28      $15,200        XX                        $15,200
Cement & Cementing Ser.........  51.830.30      $11,000    51.840.10     $16,000         $27,000
Casing Crew & Equipment........  51.830.32       $2,500    51.840.12      $2,500          $5,000
Onsite Supervision & Exp.......  51.830.34      $15,750    51.840.28      $7,500         $23,250
Coring & Core Analysis.........  51.830.38      $16,300        XX                        $16,300
Mud Logging / Geology..........  51.830.40      $12,000        XX                        $12,000
Electric Logs..................  51.830.42      $23,000        XX                        $23,000
Drill Stem Tests...............  51.830.44      $14,000        XX                        $14,000
Packers Rental/Service.........      XX                    51.840.14      $6,000          $6,000
Completion Rig.................      XX                    51.840.16     $25,000         $25,000
Swabbing Unit..................      XX                    51.840.17          $0              $0
Perforating/Logging............      XX                    51.840.18     $10,000         $10,000
Circulating Equipment..........      XX                    51.840.20          $0              $0
Comp Fluids / Chemicals........      XX                    51.840.22      $5,000          $5,000
Acidizing......................      XX                    51.840.24          $0              $0
Fracturing.....................      XX                    51.840.25     $50,000         $50,000
Frac Oil / Water...............      XX                    51.840.26     $18,000         $18,000
Power Fuel Lube Oils...........  51.830.46           $0    51.840.32          $0              $0
Transporation/Trucking.........  51.830.48       $5,000    51.840.34      $3,000          $8,000
Welding........................  51.830.50       $1,000    51.840.38      $3,000          $4,000
Equipment Rental...............  51.830.52      $10,000    51.840.40      $5,000         $15,000
Misc Supplies/Services.........  51.830.54       $3,000    51.840.42      $3,500          $6,500
Ins. Bond/Well Control.........  51.830.56           $0    51.840.48          $0              $0
Overhead.......................  51.830.58       $6,100    51.840.46      $3,000          $9,100
Dirt Work Roads Cleanup........      XX                    51.840.44      $1,500          $1,500
Fishing Tools / Services.......      XX                    51.840.35          $0              $0
Roustabout Labor...............      XX                    51.840.36      $8,000          $8,000
Contingency / Misc.....@ 10%...  51.830.60      $54,270    51.840.60     $16,750         $71,020
P & A Lease Restoration........  51.830.90       $1,000        XX             $0          $1,000
                                            ------------              -----------   -------------

TOTAL INTANGIBLE COSTS                         $596,970                 $184,250        $781,220

TANGIBLE COSTS:                   Drilling                      Completion           Total Well
                                   Acct #      Cost          Acct #      Cost           Cost
                                 -----------------------   ----------------------   -------------
Cond Pipe/Misc Equip...........  51.835.10       $5,500        XX                         $5,500
Casing Head....................  51.835.15       $2,500        XX                         $2,500
Surface Csg/Misc Equip.........  51.835.20       $7,680        XX                         $7,680
Misc Tang Equip Costs..........  51.835.25         $500        XX                           $500
Intermed Csg/Misc Equip........  51.835.30           $0        XX                             $0
Wellhead Assembly..............  51.835.35       $5,000    51.845.16      $5,000         $10,000
Intermed Head & Fittings.......  51.835.40       $1,200        XX                         $1,200
Production Casing..............      XX                    51.845.10     $31,185         $31,185
Production Liner...............      XX                    51.845.12          $0              $0
Tubing / Related Equip.........      XX                    51.845.14     $15,741         $15,741
Xmas Tree & Connections........      XX                    51.845.17      $3,000          $3,000
Pumping Unit...................      XX                    51.845.18          $0              $0
Electric Motors/Engines........      XX                    51.845.19          $0              $0
Valves Misc Fittings...........      XX                    51.845.20     $13,000         $13,000
Bottomhole Pump................      XX                    51.845.22          $0              $0
Sucker Rods....................      XX                    51.845.24          $0              $0
Heater / Separator.............      XX                    51.845.26     $15,000         $15,000
Free Water KO..................      XX                    51.845.27          $0              $0
Separator / Dehydrator.........      XX                    51.845.28          $0              $0
Gas Lift Equipment.............      XX                    51.845.30          $0              $0
Compressor.....................      XX                    51.845.32          $0              $0
Cathodic Protection      ......      XX                    51.845.34          $0              $0
Line Pipe......................      XX                    51.845.36      $2,500          $2,500
Tanks..........................      XX                    51.845.38      $9,600          $9,600
Buildings & Platforms..........      XX                    51.845.40          $0              $0
Surface Installation...........      XX                    51.845.42     $18,000         $18,000
Trucking & Hauling.............      XX                    51.845.44          $0              $0
Misc & Salvage (Sale)..........      XX                    51.845.45      $1,000          $1,000
                                            ------------              -----------   -------------

TOTAL TANGIBLE COSTS                            $22,380                 $114,026        $136,406
                                            ============              ===========   =============

      TOTAL COST                               $619,350                 $298,276        $917,626

                                                           W.I.
Prepared By:                  Richard A. Ferris            Approved By:
--------------------------------------------------------   --------------------------------------

Title:   Chief Operations Engineer  Date  08/26/2002       Title:                   Date:
--------------------------------------------------------   --------------------------------------
IT IS RECOGNIZED THAT THE AMOUNTS PROVIDED FOR HEREIN ARE ESTIMATES ONLY, AND APPROVAL OF THIS AUTHORIZATION SHALL
EXTEND TO THE ACTUAL COSTS INCURRED IN CONDUCING THE OPERATION SPECIFIED, EITHER MORE OR LESS THAN HEREIN SET FORTH.




Drilling Well Information - Cost Detail Sheet Desert Creek/Ismay Test

INTANGIBLE COSTS:

Drill Site Title Opinion......$1,500 drilling plus $500 for misc. completion                                        $2,000
Road and Location.............$15,000 for building location and access                                             $15,000
Stake Location Permits........$4,000 to stake and calculate cuts and fills for pad.                                 $4,000
Surface Damage/ROW............BLM.none                                                                                  $0
Rig Mobilization Demobil......Rig move will be approximately $150,000. Rig will have to move 250+ miles           $150,000
Drilling Footage..............No bid
Drilling Dayrate..............$8935 per day including fuel for 21 days =                                          $187,635
Drilling Turnkey..............No bid
Drill Bits....................2-12-1/4" bits @ $3500,& 5-7-7/8"@ $7000 =                                           $43,000
Drill Oper/Dir Drill/Svy......Mud motor @$2,000/day for 0 days =                                                        $0
Water & Water Hauling.........Water will be hauled @ $2,000/day =                                                  $34,000
Fishing Tools & Service.......None
Drilling Mud/Chemicals........Gel system with Polymer sweeps.  Approximately $800/day =                            $15,200
Cement & Cementing Ser........Surface casing cement Job   800' of 12-1/4" hole with 8-5/8"  $10,000                $10,000
                              with 5-1/2  " $20,000                                                                $20,000
Casing Crew & Equipment.......Minimum charge for will be $2,500 two times =                                         $5,000
Onsite Supervision & Exp......On site for duration will be for 21 days at  $750 =                                  $15,750
Coring & Core Analysis........None
Mud Logging / Geology.........Geologist/Mudloging Unit for 12 days @ $1,000 per day =                              $12,000
Electric Logs.................Suite of logs =                                                                      $23,000
Drill Stem Tests..............2 @ $7,000 =                                                                         $14,000
Packers Rental/Service........Packer for completion =                                                               $6,000
Completion Rig................Ten days to complete well @ $2,500 per day.  Includes pump and some rental tools =   $25,000
Swabbing Unit.................None
Perforating/Logging...........CBL and Perforating =                                                                $10,000
Circulating Equipment.........Included in rig
Comp Fluids / Chemicals.......water and misc                                                                        $5,000
Acidizing.....................none
Fracturing....................Small Fac                                                                            $50,000
Frac Oil / Water..............None
Power Fuel Lube Oils..........Included in rig                                                                           $0
Transporation/Trucking........Haul other equipment to and from location, and Production Equipment  =                $5,000
Welding.......................Weld on Casing Head =                                                                 $1,000
Equipment Rental..............Misc rental tools for drilling =                                                     $10,000
Misc Supplies/Services........Rope soap, dope =                                                                     $3,000
Ins. Bond/Well Control........
Overhead......................one  month =                                                                          $6,100
Dirt Work Roads Cleanup.......Cleanup after drilling =                                                              $3,000
Fishing Tools / Services......None
Roustabout Labor..............Labor to set production equipment and tanks =                                         $8,000
Contingency / Misc.....@ 10%..
P & A Lease Restoration.......lease restoration =                                                                   $1,000


TANGIBLE COSTS:

Cond Pipe/Misc Equip..........Rat hole and conductor =                                                              $5,500
Casing Head...................Head, weld on for 9-5/8' =                                                            $2,500
Surface Csg/Misc Equip........800' 9-5/8" 24# @ $ 9.60\ft =                                                         $7,680
Misc Tang Equip Costs.........Valves and fittings =                                                                   $500
Intermed Csg/Misc Equip.......none
Wellhead Assembly.............Tubing head,  valves, tee, choke, etc. =                                             $10,000
Intermed Head & Fittings......Hanger and spool =                                                                    $1,200
Production Casing.............4,950' 5-1/2"15.5# @ $6.30/ft                                                        $31,185
Production Liner..............none
Tubing / Related Equip........4,950' 2-7/8" @ $3.18/ft                                                             $15,741
Xmas Tree & Connections.......Misc  =                                                                               $3,000
Pumping Unit..................none
Electric Motors/Engines.......none
Valves Misc Fittings..........Tank battery fittings =                                                              $13,000
Bottomhole Pump...............none
Sucker Rods...................none
Heater / Separator............Heater -Treater                                                                      $15,000
Free Water KO.................None
Separator / Dehydrator........
Gas Lift Equipment............None
Compressor....................None
Cathodic Protection           None
Line Pipe.....................3 & 4 inch for tank Battery and flow line =                                           $2,500
Tanks.........................2-300 bbls oil and 1-300 bbl water=                                                   $9,600
Buildings & Platforms.........none
Surface Installation..........Roustabout Labor =                                                                   $18,000
Trucking & Hauling............included in equipment costs
Misc & Salvage (Sale).........none

                                  EXHIBIT 'D'

Attached hereto and made a part of that certain Agreement dated September 25, 2002 by and between Colorado Wyoming Reserve Company, ST Oil Company, and The Shoreline Companies, LLC


                        ASSIGNMENT OF OIL AND GAS LEASES

      This Assignment of Oil and Gas Leases ("Assignment") dated effective as of________________________, at 7:00 A.M. at the location of the properties ("Effective Time"), is from Colorado Wyoming Reserve Company, 751 Horizon Ct., #205, Grand Junction, CO 81506 (hereinafter referred to as "Assignor"), to ST Oil Company, 1801 Broadway, Suite 600, Denver, CO 80202, and The Shoreline Companies, LLC, P. O. Box 3437, Englewood, CO 80155 (hereinafter referred to as "Assignees").

      For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby transfer, grant, bargain, sell, convey and assign to Assignees the following interests (all of which are herein collectively called the "Interests"):

      1. All of Assignor's undivided forty-two and one-half percent (42.50%) working interest in and to the oil and gas lease and lands described in Exhibit "A" attached hereto.

      2. An undivided Sixty Percent of Assignor's Forty-Two and One-Half Percent (60.00% of 42.50%) working interest in and to the oil and gas leases and lands described in Exhibit "B" attached hereto.

To be assigned and conveyed to the Assignees in the following proportions:

            ST Oil Company                      66.67%
            The Shoreline Companies, LLC        33.33%

Together with a like interest in and to all the property and rights appurtenant or incident thereto, including without limitation the rights applicable to the leasehold interest in the oil, gas and associated substances and other minerals produced or producible from the leasehold and the rights and obligations in, to and under all agreements insofar as they affect the leasehold, including, but not limited to all operating agreements, farmout agreements.

      This Assignment is executed without warranty of any kind, either express or implied, except that Assignor warrants and agrees to defend title against the lawful claims of parties claiming by, through or under Assignor, but not otherwise.

      This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one assignment.

      EXECUTED on the date contained in the acknowledgements of this instrument, to be effective for all purposes as of the Effective Time.

                        ASSIGNOR:

ATTEST                  COLORADO WYOMING RESERVE COMPANY

----------------        ------------------------------------------
                        By:  Kim Fuerst
                             President

                        ASSIGNEES:

ATTEST                  ST OIL COMPANY

-----------------       ------------------------------------------
                        By:  J. Samuel Butler
                             President


ATTEST                  THE SHORELINE COMPANIES, LLC

-------------------     ------------------------------------------
                        By:
                        Title:



STATE OF _______________            }
                                    }  ss.
COUNTY OF ______________      }

      The foregoing instrument was acknowledged before me this _________ day of ________________, 2002 by _______________________ as _______________________
of Colorado Wyoming Reserve Company.

      Witness my hand and official seal.

___________________                       Notary Public
My commission expires:
                                          --------------------------

STATE OF _______________            }
                                    }  ss.
COUNTY OF ______________      }

      The foregoing instrument was acknowledged before me this _________ day of ________________, 2002 by _______________________ as _______________________ of
ST Oil Company.

      Witness my hand and official seal.

___________________                       Notary Public
My commission expires:
                                          --------------------------




STATE OF _______________            }
                                    }  ss.
COUNTY OF ______________      }

      The foregoing instrument was acknowledged before me this _________ day of ________________, 2002 by _______________________ as _______________________ of
The Shoreline Companies, LLC

      Witness my hand and official seal.

___________________                       Notary Public
My commission expires:
                                          --------------------------

                                  EXHIBIT "E"

\\(6)\463316-LIGHTNING DRAW OPERATING AGREEMENT
                           A.A.P.L. FORM 610 - 1989

                         MODEL FORM OPERATING AGREEMENT




                                 EXHIBIT 'E'
               ATTACHED HERETO AND MADE A PART OF THAT CERTAIN
                      AGREEMENT DATED _________________
               BY AND BETWEEN COLORADO WYOMING RESERVE COMPANY,
                      ST OIL COMPANY, MOORE ENERGY LLC, AND
                          THE SHORELINE COMPANIES, LLC






                               OPERATING AGREEMENT

                                      DATED

                                           ,  2002   ,
                           ----------------  --------
                                              year

OPERATOR      ST OIL COMPANY
              ------------------------------------------------------------------


CONTRACT AREA      TOWNSHIP 31 SOUTH - RANGE 23 EAST
                   -------------------------------------------------------------

SEC. 15:  S/2; SEC. 16:  SE/4; SEC. 21:  E/2; SEC. 22:  ALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


COUNTY OR PARISH OF     SAN JUAN                     , STATE OF  UTAH
                        -----------------------------            ---------------







                                       COPYRIGHT 1989 - ALL RIGHTS RESERVED
                                       AMERICAN ASSOCIATION OF PETROLEUM
                                       LANDMEN, 4100 FOSSIL CREEK BLVD.
                                       FORT WORTH, TEXAS, 76137, APPROVED FORM.

                                            A.A.P.L. NO. 610 - 1989

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


                                TABLE OF CONTENTS

ARTICLE                              TITLE                                PAGE
  I.  DEFINITIONS............................................................1
 II.  EXHIBITS...............................................................1
III.  INTERESTS OF PARTIES...................................................2
      A.  OIL AND GAS INTERESTS: ............................................2
      B.  INTERESTS OF PARTIES IN COSTS AND PRODUCTION:......................2
      C.  SUBSEQUENTLY CREATED INTERESTS: ...................................2
 IV.  TITLES.................................................................2
      A.  TITLE EXAMINATION:.................................................2
      B.  LOSS OR FAILURE OF TITLE:..........................................3
          [TEXT DELETED BY PARTIES]..........................................3
          [TEXT DELETED BY PARTIES]..........................................3
          3.  Other Losses...................................................3
          [TEXT DELETED BY PARTIES]..........................................3
  V.  OPERATOR...............................................................4
      A.  DESIGNATION AND RESPONSIBILITIES OF OPERATOR:......................4
      B.  RESIGNATION OR REMOVAL OF OPERATOR AND SELECTION OF SUCCESSOR: ....4
          1.  Resignation or Removal of Operator.............................4
          2.  Selection of Successor Operator................................4
          3.  Effect of Bankruptcy...........................................4
      C.  EMPLOYEES AND CONTRACTORS: ........................................4
      D.  RIGHTS AND DUTIES OF OPERATOR: ....................................4
          1.  Competitive Rates and Use of Affiliates........................4
          2.  Discharge of Joint Account Obligations.........................4
          3.  Protection from Liens..........................................4
          4.  Custody of Funds...............................................5
          5.  Access to Contract Area and Records............................5
          6.  Filing and Furnishing Governmental Reports.....................5
          7.  Drilling and Testing Operations................................5
          8.  Cost Estimates.................................................5
          9.  Insurance......................................................5
 VI.  DRILLING AND DEVELOPMENT...............................................5
      [TEXT DELETED BY PARTIES...............................................5
      B.  SUBSEQUENT OPERATIONS: ............................................5
          1.  Proposed Operations............................................5
          2.  Operations by Less Than All Parties............................6
          3.  Stand-By Costs.................................................7
          4.  Deepening......................................................8
          5.  Sidetracking...................................................8
          6.  Order of Preference of Operations..............................8
          7.  Conformity to Spacing Pattern..................................9
          8.  Paying Wells...................................................9
      C.  COMPLETION OF WELLS; REWORKING AND PLUGGING BACK:..................9
          1.  Completion.....................................................9
          2.  Rework, Recomplete or Plug Back................................9
      D.  OTHER OPERATIONS:..................................................9
      E.  ABANDONMENT OF WELLS:..............................................9
          1.  Abandonment of Dry Holes.......................................9
          2.  Abandonment of Wells That Have Produced.......................10
          3.  Abandonment of Non-Consent Operations.........................10
      F.  TERMINATION OF OPERATIONS:........................................10
      G.  TAKING PRODUCTION IN KIND:........................................10
          (Option 1) Gas Balancing Agreement................................10
          (Option 2) No Gas Balancing Agreement.............................11
VII.  EXPENDITURES AND LIABILITY OF PARTIES.................................11
      A.  LIABILITY OF PARTIES: ............................................11
      B.  LIENS AND SECURITY INTERESTS:.....................................12
      C.  ADVANCES:.........................................................12
      D.  DEFAULTS AND REMEDIES:............................................12
          1.  Suspension of Rights..........................................13
          2.  Suit for Damages..............................................13
          3.  Deemed Non-Consent............................................13
          4.  Advance Payment...............................................13
          5.  Costs and Attorneys' Fees.....................................13
      E.  RENTALS, SHUT-IN WELL PAYMENTS AND MINIMUM ROYALTIES:.............13
      F.  TAXES:............................................................13
VIII. ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST......................14
      A.  SURRENDER OF LEASES:..............................................14
      B.  RENEWAL OR EXTENSION OF LEASES:...................................14
      C.  ACREAGE OR CASH CONTRIBUTIONS:....................................14

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


                                TABLE OF CONTENTS

      D.  ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST: .....................15
      E.  WAIVER OF RIGHTS TO PARTITION:....................................15
          [TEXT DELETED BY PARTIES..........................................15
 IX.  INTERNAL REVENUE CODE ELECTION........................................15
  X.  CLAIMS AND LAWSUITS...................................................15
 XI.  FORCE MAJEURE.........................................................16
XII.  NOTICES...............................................................16
XIII. TERM OF AGREEMENT.....................................................16
XIV.  COMPLIANCE WITH LAWS AND REGULATIONS..................................16
      A.  LAWS, REGULATIONS AND ORDERS:.....................................16
      B.  GOVERNING LAW:....................................................16
      C.  REGULATORY AGENCIES: .............................................16
 XV.  MISCELLANEOUS.........................................................17
      A.  EXECUTION:........................................................17
      B.  SUCCESSORS AND ASSIGNS:...........................................17
      C.  COUNTERPARTS:.....................................................17
      D.  SEVERABILITY......................................................17
XVI.  OTHER PROVISIONS......................................................17
      A.  CONFIDENTIALITY
      B.  ATTORNEYS FEES
      C.  MINERAL LEASE ACT AND FEDERAL OIL AND GAS ROYALTY
          MANAGEMENT ACT

111A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


                               OPERATING AGREEMENT

      THIS AGREEMENT, entered into by and between ST Oil Company,

hereinafter designated and referred to as "Operator," and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as "Non-Operator," and collectively as "Non-Operators."

                                   WITNESSETH:

      WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit "A," and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

      NOW, THEREFORE, it is agreed as follows:

                                   ARTICLE I.
                                  DEFINITIONS

      As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

      A. The term "AFE" shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of estimating the costs to be incurred in conducting an operation hereunder.

      B. The term "Completion" or "Complete" shall mean a single operation intended to complete a well as a producer of Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation and production testing conducted in such operation.

      C. The term "Contract Area" shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be developed and operated for Oil and Gas purposes under this agreement. Such lands, Oil and Gas Leases and Oil and Gas

Interests are described in Exhibit "A."

      D. The term "Deepen" shall mean a single operation whereby a well is drilled to an objective Zone below the deepest

Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the lesser.

      E. The terms "Drilling Party" and "Consenting Party" shall mean a party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

      F. The term "Drilling Unit" shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority. If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

      G. The term "Drillsite" shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be located.

      H. The term "Initial Well" shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.

      I. The term "Non-Consent Well" shall mean a well in which less than all parties have conducted an operation as provided in Article VI.B.2.

      J. The terms "Non-Drilling Party" and "Non-Consenting Party" shall mean a party who elects not to participate in a proposed operation.

      K. The term "Oil and Gas" shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

      L. The term "Oil and Gas Interests" or "Interests" shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by parties to this agreement.

      M. The terms "Oil and Gas Lease," "Lease" and "Leasehold" shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.

      N. The term "Plug Back" shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a

Completion in a shallower Zone.

      O. The term "Recompletion" or "Recomplete" shall mean an operation whereby a Completion in one Zone is abandoned in order to attempt a Completion in a different Zone within the existing wellbore.

      P. The term "Rework" shall mean an operation conducted in the wellbore of a well after it is Completed to secure,

restore, or improve production in a Zone which is currently open to production in the wellbore. Such operations include, but are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking,

Deepening, Completing, Recompleting, or Plugging Back of a well.

      Q. The term "Sidetrack" shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other mechanical difficulties.

      R. The term "Zone" shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and

Gas separately producible from any other common accumulation of Oil and Gas.

      Unless the context otherwise clearly indicates, words used in the singular include the plural, the word "person" includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

                                   ARTICLE II.
                                    EXHIBITS

      The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

   X A. Exhibit "A," shall include the following information:

        (1) Description of lands subject to this agreement,

        (2) Restrictions, if any, as to depths, formations, or substances,

        (3) Parties to agreement with addresses and telephone numbers for notice purposes,

        (4) Percentages or fractional interests of parties to this agreement,

        (5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,

        (6) Burdens on production.

        [TEXT DELETED BY PARTIES]

   X C. Exhibit "C," Accounting Procedure.

   X D. Exhibit "D," Insurance.

   X E. Exhibit "E," Gas Balancing Agreement.
   X F. Exhibit "F," Non-Discrimination and Certification of Non-Segregated
        Facilities.

     G. [TEXT DELETED BY PARTIES]

     H. Other:__________________________________________________

222A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


      If any provision of any exhibit, except Exhibits "E," "F" and "G," is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

                                  ARTICLE III.
                              INTERESTS OF PARTIES

A. OIL AND GAS INTERESTS:

      If any party owns an Oil and Gas Interest in the Contract Area, that Interest shall be treated for all purposes of this agreement and during the term hereof  [TEXT DELETED BY PARTIES]

and the owner thereof shall be deemed to own both royalty interest in such lease and the interest of the lessee thereunder.

B. INTERESTS OF PARTIES IN COSTS AND PRODUCTION:

      Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their interests are set forth in Exhibit "A." In the same manner, the parties shall also own all production of Oil and Gas from the

Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.

      Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, each party shall pay or deliver, or cause to be paid or delivered, [INSERTED TEXT:] [its proportionate share of] all burdens on its share of the production from the Contract Area [TEXT DELETED BY PARTIES]

[TEXT DELETED BY PARTIES] and shall indemnify, defend and hold the other parties free from any liability therefor.

Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend and hold the other parties hereto harmless from any and all claims attributable to such excess burden. However, so long as the Drilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s)

which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any liability therefor.

      No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party's lessor or royalty owner, and if such other party's lessor or royalty owner should demand and receive settlement on a higher price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.

      Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby,

and in the event two or more parties contribute to this agreement jointly owned Leases, the parties' undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

C. SUBSEQUENTLY CREATED INTERESTS:

      If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a "Subsequently Created Interest." Further, if any party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit "A," such burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party's

Lease or Interest to exceed the amount stipulated in Article III.B. above.

      The party whose interest is burdened with the Subsequently Created Interest (the "Burdened Party") shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other parties from and against any liability therefor. Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party. If the Burdened Party is required under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

                                   ARTICLE IV.
                                     TITLES

A.  TITLE EXAMINATION:

      Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and,

if a majority in interest of the Drilling Parties so request or Operator so elects, title examination shall be made on the entire

Drilling Unit, or maximum anticipated Drilling Unit, of the well. The opinion will include the ownership of the working interest,  minerals, royalty, overriding royalty and production payments under
the applicable Leases.   Each party contributing

Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or by outside attorneys. Copies of all title opinions shall be furnished to each Drilling Party. Costs incurred by Operator in procuring abstracts, fees paid outside attorneys for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions) and other direct charges as provided in Exhibit "C" shall be borne by the Drilling

Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such interests appear in Exhibit "A." Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

      Each party shall be responsible for securing curative matter and pooling amendments or agreements required in connection with Leases or Oil and Gas Interests contributed by such party. Operator shall be responsible for the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to the conduct of operations hereunder. This shall not prevent any party from appearing on its own behalf at such hearings.

Costs incurred by Operator, including fees paid to outside attorneys, which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit "C."

333A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

      No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by all of the Drilling Parties in such well.

[TEXT DELETED BY PARTIES]

      3. OTHER LOSSES: All losses of Leases or Interests committed to this agreement, [TEXT DELETED BY PARTIES], shall be joint losses and shall be borne by all parties in proportion to their interests shown on

Exhibit "A." This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money),

and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended. There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

[TEXT DELETED BY PARTIES]

444A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


                                    ARTICLE V
                                    OPERATOR

A.  DESIGNATION AND RESPONSIBILITIES OF OPERATOR:

        ST Oil Company shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement. In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement. Operator shall not be deemed, or hold itself out as, the agent of the

Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party. Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

B. RESIGNATION OR REMOVAL OF OPERATOR AND SELECTION OF SUCCESSOR:

      1. RESIGNATION OR REMOVAL OF OPERATOR: Operator may resign at any time by giving written notice thereof to Non-Operators.

If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. Operator may be removed only for good cause by the affirmative vote of [INSERTED TEXT:] [two or more] Non-Operators owning a majority interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of Operator; such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and

Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight (48) hours of its receipt of the notice. For purposes hereof, "good cause" shall mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.

      Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o'clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of

Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a

Non-Operator. A change of a corporate name or structure of Operator or transfer of Operator's interest to any single subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

      2. SELECTION OF SUCCESSOR OPERATOR: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an interest in the Contract Area at the time such successor Operator is selected. The successor Operator shall be selected by the affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A";

provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of the Operator that was removed or resigned. The former Operator shall promptly deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator. Any cost of obtaining or copying the former Operator's records and data shall be charged to the joint account.

      3. EFFECT OF BANKRUPTCY: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor. If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all

Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators,

except the selection of a successor. During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A." In the event there are only two (2) parties to this agreement, during the period of time the operating committee controls operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit "A."

C.  EMPLOYEES AND CONTRACTORS:

      The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D.  RIGHTS AND DUTIES OF OPERATOR:

      1. COMPETITIVE RATES AND USE OF AFFILIATES: All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area and the rate of such charges shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by

Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature. All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in  the industry.

      2. DISCHARGE OF JOINT ACCOUNT OBLIGATIONS: Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit "C."

Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

      3. PROTECTION FROM LIENS: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from

555A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied.

      4. CUSTODY OF FUNDS: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the

Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B. Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided. Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the parties otherwise specifically agree.

      5. ACCESS TO CONTRACT AREA AND RECORDS: Operator shall, except as otherwise provided herein, permit each Non-Operator or its duly authorized representative, at the Non-Operator's sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator's books and records relating thereto. Such access rights shall not be exercised in a manner interfering with Operator's conduct of an operation hereunder and shall not obligate

Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the joint account. Operator will furnish to each Non-Operator upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the information. Any audit of Operator's records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit
"C."

      6. FILING AND FURNISHING GOVERNMENTAL REPORTS: Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder.

Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.

      7. DRILLING AND TESTING OPERATIONS: The following provisions shall apply to each well drilled hereunder, including but not limited to the Initial Well:

        (a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which drilling operations are commenced.

        (b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

        (c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing

Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

      8. COST ESTIMATES: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement.

Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

      9. INSURANCE: At all times while operations are conducted hereunder, Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self-

insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit "C." Operator shall also carry or provide insurance for the benefit of the joint account of the parties as outlined in Exhibit "D" attached hereto and made a part hereof. Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.

      In the event automobile liability insurance is specified in said Exhibit "D," or subsequently receives the approval of the parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator's automotive equipment.

                                   ARTICLE VI.
                            DRILLING AND DEVELOPMENT

[TEXT DELETED BY PARTIES]

B.  SUBSEQUENT OPERATIONS:

      1. PROPOSED OPERATIONS: If any party hereto should desire to drill any well on the Contract Area other than the Initial Well, or if any party should desire to Rework, Sidetrack, Deepen, Recomplete or Plug Back a dry hole or a well no longer capable of producing in paying quantities in which such party has not otherwise relinquished its interest in the proposed objective Zone under this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone

666A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be performed, the location, proposed depth, objective Zone and the estimated cost of the operation. The parties to whom such a notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to

Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty-

eight (48) hours, [TEXT DELETED BY PARTIES] Failure of a party to whom such notice is delivered to reply within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation.

Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties within the time and in the manner provided in Article VI.B.6.

      If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be contractually committed to participate therein provided such operations are commenced within the time period hereafter set forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of the parties participating therein; provided, however, said commencement date may be extended upon written notice of same by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-

way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior proposal had been made. Those parties that did not participate in the drilling of a well for which a proposal to Deepen or

Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation,

reimburse the Drilling Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance with Article VI.B.5. in the event of a Sidetracking operation.

      2. OPERATIONS BY LESS THAN ALL PARTIES:

        (a) DETERMINATION OF PARTICIPATION. If any party to whom such notice is delivered as provided in Article VI.B.1. or

VI.C.1. (Option No. 2) elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this

Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no later than ninety (90) days after the expiration of the notice period of thirty
(30) days (or as promptly as practicable after the

expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the proposed operation and complete it with due diligence. Operator shall perform all work for the account of the Consenting

Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party,

the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work. The rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party designated as Operator for an operation in which the original Operator is a Non-Consenting Party. Consenting Parties, when conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this agreement.

      If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party,

within forty-eight (48) hours) [TEXT DELETED BY PARTIES] after delivery of such notice, shall advise the proposing party of its desire to (i) limit participation to such party's interest as shown on Exhibit "A" or (ii) carry only its proportionate part (determined by dividing such party's interest in the Contract Area by the interests of all Consenting Parties in the Contract Area) of Non-Consenting Parties' interests, or (iii) carry its proportionate part (determined as provided in (ii)) of

Non-Consenting Parties' interests together with all or a portion of its proportionate part of any Non-Consenting Parties'

interests that any Consenting Party did not elect to take. Any interest of Non-Consenting Parties that is not carried by a

Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its proposal. Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a total of forty-eight (48) hours) [TEXT DELETED BY PARTIES]. The proposing party, at its election, may withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10)

days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period.

If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the period provided in Article VI.B.1., subject to the same extension right as provided therein.

        (b) RELINQUISHMENT OF INTEREST FOR NON-PARTICIPATION. The entire cost and risk of conducting such operations shall be borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding paragraph. Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not increased by the subsequent operations of the Consenting Parties. If any well drilled, Reworked, Sidetracked, Deepened,

Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the expense and for the account of the Consenting Parties. Upon commencement of operations for the drilling, Reworking,

Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the

Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-

Consenting Party's interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking,

777A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


Deepening, Recompleting or Plugging Back, or a Completion pursuant to Article VI.C.1. Option No. 2, all of such Non-

Consenting Party's interest in the production obtained from the operation in which the Non-Consenting Party did not elect to participate. Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes,

royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production from such well accruing with respect to such interest until it reverts), shall equal the total of the following:

      (i) 100% of each such Non-Consenting Party's share of the cost of any newly acquired surface equipment beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and piping), plus 100% of each such Non-Consenting Party's share of the cost of operation of the well commencing with first production and continuing until each such Non-Consenting Party's relinquished interest shall revert to it under other provisions of this Article, it being agreed that each Non-Consenting Party's share of such costs and equipment will be that interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning of the operations; and

      (ii) 300% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening,

Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C.,

and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections),

which would have been chargeable to such Non-Consenting Party if it had participated therein.

      Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each

Non-Consenting  Party who submitted or voted for an alternative proposal under
Article VI.B.6. to drill the well to a

shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non-

Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a). If any such Non-

Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions of this Article VI.B.2. (b) shall apply to such party's interest.

      (c) REWORKING, RECOMPLETING OR PLUGGING BACK. An election not to participate in the drilling, Sidetracking or

Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party's recoupment amount. Similarly, an election not to participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full recovery by the Consenting Parties of the Non-Consenting Party's recoupment amount. Any such

Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties ____100___% of that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to such Non-Consenting Party had it participated therein. If such a Reworking, Recompleting or Plugging Back operation is proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting

Parties in said well.

      (d) RECOUPMENT MATTERS. During the period of time Consenting Parties are entitled to receive Non-Consenting Party's share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem,

production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to

Non-Consenting Party's share of production not excepted by Article III.C.

      In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting

Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back,

Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each party receiving its proportionate part in kind or in value, less cost of salvage.

      Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing,

Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement of such costs of operation, may submit a detailed statement of monthly billings. Each month thereafter, during the time the

Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from the sale of the well's working interest production during the preceding month. In determining the quantity of Oil and Gas produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such

Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non-

Consenting Party.

      If and when the Consenting Parties recover from a Non-Consenting Party's relinquished interest the amounts provided for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the [INSERTED TEXT:] [first day of the month] [TEXT DELETED BY PARTIES]

following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking,

Deepening, Recompleting or Plugging Back of said well. Thereafter, such Non-Consenting Party shall be charged with and shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this agreement and Exhibit "C" attached hereto.

      3. STAND-BY COSTS: When a well which has been drilled or Deepened has reached its authorized depth and all tests have been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise

terminated  pursuant  to  Article  VI.F.,   stand-by  costs  incurred  pending
response to a party's notice proposing a Reworking,

888A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening operation just completed. Stand-by costs subsequent to all parties responding, or expiration of the response time permitted,

whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation,

but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated between the Consenting Parties in the proportion each Consenting Party's interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all Consenting Parties.

      In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in

Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending the response period. If more than one party elects to take such additional time to respond to the notice, standby costs shall be allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party's interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all the electing parties.

      4. DEEPENING: If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article

VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone of which the parties were given notice under Article VI.B.1. ("Initial Objective"). Such well shall not be Deepened beyond the

Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate in the Deepening operation.

      In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective,

such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non-

Consenting Parties). Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2. If a Deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation,

such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.

      (a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non-

Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting

Party's share of the cost of Deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the sole account of Consenting Parties.

      (b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less those costs recouped by the Consenting Parties from the sale of production from the well. The Non-Consenting Party shall also pay its proportionate share of all costs of re-entering said well. The Non-Consenting Parties' proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent

Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit "C." If the Consenting Parties have recouped the cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non-

Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the well for Deepening

      The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article

VI.F.

      5. SIDETRACKING: Any party having the right to participate in a proposed Sidetracking operation that does not own an interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore to be utilized as follows:

         (a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.

         (b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of such party's proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above. Such party's proportionate share of the cost of the well's salvable materials and equipment down to the depth at which the Sidetracking operation is initiated shall be determined in accordance with the provisions of Exhibit "C."

6. ORDER OF PREFERENCE OF OPERATIONS. Except as otherwise specifically provided in this agreement, if any party desires to propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform an operation on a well where no drilling rig is on location, or twenty-four (24) hours, [TEXT DELETED BY PARTIES]

from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be conducted, to deliver to all parties entitled to participate in the proposed operation such party's alternative proposal, such alternate proposal to contain the same information required to be included in the initial proposal. Each party receiving such proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within twenty-four (24) hours) [TEXT DELETED BY PARTIES] if a drilling rig is on location for the well that is the subject of the proposals, to participate in one of the competing proposals. Any party not electing within the time required shall be deemed not to have voted. The proposal receiving the vote of parties owning the largest aggregate percentage interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the

999A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


initial proposal shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday and legal holidays, if a drilling rig is on location). Each party shall then have two (2) days (or twenty-four (24) hours if a rig is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within such period shall be deemed an election not to participate in the prevailing proposal.

      7. CONFORMITY TO SPACING PATTERN. Notwithstanding the provisions of this
Article VI.B.2., it is agreed that no wells shall be

proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract

Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone.

      8. PAYING WELLS. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or

Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except with the consent of all parties that have not relinquished interests in the well at the time of such operation.

C. COMPLETION OF WELLS; REWORKING AND PLUGGING BACK:

      1. COMPLETION: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling,

Deepening or Sidetracking shall include:

  |X| OPTION NO. 1: All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and equipping of the well, including necessary tankage and/or surface facilities.

  [TEXT DELETED BY PARTIES]


      2. REWORK, RECOMPLETE OR PLUG BACK: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked,

Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the Reworking,

Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and

Completing and equipping of said well, including necessary tankage and/or surface facilities.

D.  OTHER OPERATIONS:

      Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of

Twenty-Five Thousand Dollars  Dollars ($25,000.00) except in connection with the drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the emergency to the other parties. If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator [TEXT DELETED BY PARTIES]

[TEXT DELETED BY PARTIES] an information copy thereof for any single project. [INSERTED TEXT:] [Those projects] / costing in excess of Twenty-Five Thousand Dollars

($25,000.00) [INSERTED TEXT:] [shall require the approval of all participating parties]./ Any party who has not relinquished its interest in a well shall have the right to propose that

Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under

Articles VI.B.1. or VI.C.1. Option No. 2, which shall be governed exclusively be those Articles). Operator shall deliver such proposal to all parties entitled to participate therein. If within thirty (30) days thereof Operator secures the written consent of any party or parties owning at least 80.00 % of the interests of the parties entitled to participate in such operation,

each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms of the proposal.

E. ABANDONMENT OF WELLS:

      1. ABANDONMENT OF DRY HOLES: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be

101010A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


plugged and abandoned without the consent of all parties. Should Operator, after diligent effort, be unable to contact any party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well. Any party who objects to plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday,

Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of

Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well. The party taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and restoring the surface, for which the abandoning parties shall remain proportionately liable.

      2. ABANDONMENT OF WELLS THAT HAVE PRODUCED: Except for any well in which a Non-Consent operation has been conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has been completed as a producer shall not be plugged and abandoned without the consent of all parties. If all parties consent to such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk and expense of all the parties hereto. Failure of a party to reply within sixty
(60) days of delivery of notice of proposed

abandonment shall be deemed an election to consent to the proposal. If, within sixty (60) days after delivery of notice of the proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against liability for any further operations on the well conducted by such parties. Failure of such party or parties to provide proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession of such well and plug and abandon the well.

      Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of the well's salvable material and equipment, determined in accordance with the provisions of Exhibit "C," less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the value of the well's salvable material and equipment, each of the abandoning parties shall tender to the parties continuing operations their proportionate shares of the estimated excess cost. Each abandoning party shall assign to the non-abandoning parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production. If the interest of the abandoning party is or includes and Oil and Gas Interest, such party shall execute and deliver to the non-

abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, [INSERTED TEXT:] [such lease to be on a mutually acceptable form or that required by a government entity].

[TEXT DELETED BY PARTIES]. The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located.

The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract

Area of all assignees. There shall be no readjustment of interests in the remaining portions of the Contract Area.

      Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article. Upon request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate ownership of the assigned well. Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in further operations therein subject to the provisions hereof.

      3. ABANDONMENT OF NON-CONSENT OPERATIONS: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided,

however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as provided in Article VI.B.2.(b).

F. TERMINATION OF OPERATIONS:

      Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing,

Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without consent of parties bearing ____100_% of the costs of such operation; provided, however, that in the event granite or other practically impenetrable substance or condition in the hole is encountered which renders further operations impractical,

Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.

G. TAKING PRODUCTION IN KIND:

   |X| OPTION NO. 1: GAS BALANCING AGREEMENT ATTACHED

        Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the

      Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any party taking its share of production in kind shall be required to pay for only its proportionate share of such part of

      Operator's surface facilities which it uses.

        Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment

111111A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


      directly from the purchaser thereof for its share of all production.

      If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by

      Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser.

      Any purchase or sale by Operator of any other party's share of Oil shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

        Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator shall have no duty to share any existing market or to obtain a price equal to that received under any existing market. The sale or delivery by Operator of a non-taking party's share of Oil under the terms of any existing contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days written notice of such intended purchase and the price to be paid or the pricing basis to be used.

        All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.

      Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

        In the event one or more parties' separate disposition of its share of the Gas causes split-stream deliveries to separate pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party's respective proportion-

      ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit "E" or is a separate agreement. Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.

  |_| [TEXT DELETED BY PARTIES]


                                  ARTICLE VII.
                      EXPENDITURES AND LIABILITY OF PARTIES

A.  LIABILITY OF PARTIES:

      The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations,

and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area. Accordingly, the liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation hereunder. It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals. In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm's-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other with respect to activities hereunder.

121212A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


B. LIENS AND SECURITY INTERESTS:

      Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas

Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense,

interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder. Such lien and security interest granted by each party hereto shall include such party's leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts

(including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead),

contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

      To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform

Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate to perfect the security interest granted hereunder. Any party may file this agreement, the recording supplement executed herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.

      Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement,

whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

      To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the

Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code.

The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party's share of Oil and Gas until the amount owed by such party, plus interest as provided in "Exhibit C," has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party's share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

     If any party fails to pay its share of cost within [INSERTED TEXT:] [Sixty
(60)] / [TEXT DELETED BY PARTIES] days after rendition of a statement therefor by

Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each paying party may independently pursue any remedy available hereunder or otherwise.

      If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

      Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder. Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics' or materialmen's lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

C. ADVANCES:

      Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month, [INSERTED TEXT:] [including the total estimated cost of any operation anticipated to be commenced during the next succeeding month] which right may be exercised only by submission to each such party of an itemized statement of such estimated expense, together with an invoice for its share thereof. Each such statement and invoice for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month [INSERTED TEXT:] [or in conjunction with the submission of an AFE.]

Each party shall pay to Operator its proportionate share of such estimate within [INSERTED TEXT:] [twenty-two (22)] [TEXT DELETED BY PARTIES] days after such estimate and invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as provided in Exhibit "C" until paid. Proper adjustment shall be made monthly between advances and actual expense to the end that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.

D.  DEFAULTS AND REMEDIES:

      If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the remedies specified below shall be applicable. For purposes of this Article VII.D., all notices and elections shall be delivered

131313A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator,

and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator.

Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting party.

      1. SUSPENSION OF RIGHTS: Any party may deliver to the party in default a Notice of Default, which shall specify the default,

specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one or more of the remedies provided in this Article. If the default is not cured within thirty (30) days of the delivery of such

Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of the defaulting party previously accrued or thereafter accruing under this agreement. If Operator is the party in default, the

Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately. The rights of a defaulting party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being conducted under this agreement even if the party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

      2. SUIT FOR DAMAGES: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit "C" attached hereto. Nothing herein shall prevent any party from suing any defaulting party to collect consequential damages accruing to such party as a result of the default.

   3. DEEMED NON-CONSENT: The non-defaulting party may deliver a written Notice of Non-Consent Election to the defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a

well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party,

notwithstanding any election to participate theretofore made. If election is made to proceed under this provision, then the non-defaulting parties may not elect to sue for the unpaid amount pursuant to
Article VII.D.2.

      Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit "C," provided, however, such payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-

defaulting parties as a result of the default. Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.

      4. ADVANCE PAYMENT: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or

Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting party of such defaulting party's anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default. Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made. If the defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided in the Article VII.D. or any other default remedy provided elsewhere in this agreement. Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.

      5. COSTS AND ATTORNEYS' FEES: In the event any party is required to bring legal proceedings to enforce any financial obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney's fee, which the lien provided for herein shall also secure.

E. RENTALS, SHUT-IN WELL PAYMENTS AND MINIMUM ROYALTIES:

      Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper evidence of all such payments.  [TEXT DELETED BY PARTIES]

      Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so. In the event of failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article

IV.B.3.

F. TAXES:

      Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and

Gas Interests contributed by such Non-Operator. If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party's working interest. Operator shall bill the other parties for their proportionate shares of all tax payments in the manner provided in Exhibit "C."

141414A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


      If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final determination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be paid by them, as provided in Exhibit "C."

      Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such party's share of Oil and Gas produced under the terms of this agreement.

                                  ARTICLE VIII.
                ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A. SURRENDER OF LEASES:

      The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all parties consent thereto.

      However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto. Failure of a party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice. If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender. If the interest of the assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the land covered thereby, [TEXT DELETED].

Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the reasonable salvage value of the latter's interest in any well's salvable materials and equipment attributable to the assigned or leased acreage. The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit "C," less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface. If such value is less than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit. If the assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the interest of each bears to the total interest of all such parties. If the interest of the parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

      Any assignment, lease or surrender made under this provision shall not reduce or change the assignor's, lessor's or surrendering party's interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.

B. RENEWAL OR EXTENSION OF LEASES:

      If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease,

promptly upon expiration of the existing Lease. The parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the parties in the Contract Area. Each party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring party.

      If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the purchase of such renewal or replacement Lease. The acquisition of a renewal or replacement Lease by any or all of the parties hereto shall not cause a readjustment of the interests of the parties stated in Exhibit "A," but any renewal or replacement Lease in which less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating

Agreement in the form of this agreement.

      If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.

      The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by the expiring Lease or cover only a portion of its area or an interest therein. Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken, contracted for, becoming effective [INSERTED TEXT:] [or, if state or federal leases, nominated] within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken, contracted for, [INSERTED TEXT:] [or, if state or federal leases, nominated] more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

      The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.

C.  ACREAGE OR CASH CONTRIBUTIONS:

      While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation. If the contribution be in the form of acreage, the party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area. The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside Contract Area.

151515A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


      If any party contracts for any consideration relating to disposition of such party's share of substances produced hereunder,

such consideration shall not be deemed a contribution as contemplated in this
Article VIII.C.

D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:

      [TEXT DELETED BY PARTIES]

      Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and

Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale,

encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.

      If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion,

may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures,

receive billings for and approve and pay such party's share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such party's interest within the scope of the operations embraced in this agreement; however, all such co-

owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E. WAIVER OF RIGHTS TO PARTITION:

      If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

[TEXT DELETED BY PARTIES]


                                   ARTICLE IX.
                         INTERNAL REVENUE CODE ELECTION

      If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the parties have not otherwise agreed to form a tax partnership pursuant to Exhibit "G" or other agreement between them, each party thereby affected elects to be excluded from the application of all of the provisions of Subchapter "K," Chapter 1, Subtitle

"A," of the Internal Revenue Code of 1986, as amended ("Code"), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder. Operator is authorized and directed to execute on behalf of each party hereby affected such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal

Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by

Treasury Regulationss.1.761. Should there be any requirement that each party hereby affected give further evidence of this election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal

Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract

Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter "K," Chapter

1, Subtitle "A," of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each such party states that the income derived by such party from operations hereunder can be adequately determined without the computation of partnership taxable income.


                                   ARTICLE X.
                               CLAIMS AND LAWSUITS

   Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure

does not exceed Ten Thousand Dollars   Dollars ($10,000.00 ) and if the
payment is in complete settlement

of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling settling,

or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

161616A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


                                   ARTICLE XI.
                                  FORCE MAJEURE

      If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The term "force majeure," as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

      The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes,

lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

                                  ARTICLE XII.
                                     NOTICES

      All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex,

telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on

Exhibit "A." All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written notice. The originating notice given under any provision hereof shall be deemed delivered only when received by the party to whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date the originating notice is received. "Receipt" for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such party. The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or

48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other parties. If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

                                  ARTICLE XIII.
                                TERM OF AGREEMENT

      This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.

     |X| Option No. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.

          [TEXT DELETED BY PARTIES]

      The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.

      Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this

Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator's interest, upon request of Operator, if Operator has satisfied all its financial obligations.

                                  ARTICLE XIV.
                      COMPLIANCE WITH LAWS AND REGULATIONS

A. LAWS, REGULATIONS AND ORDERS:

      This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules,

regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state,

and local laws, ordinances, rules, regulations and orders.

B. GOVERNING LAW:

      THIS AGREEMENT AND ALL MATTERS PERTAINING HERETO, INCLUDING BUT NOT LIMITED TO MATTERS OF PERFORMANCE, NON-

PERFORMANCE, BREACH, REMEDIES, PROCEDURES, RIGHTS, DUTIES, AND INTERPRETATION OR CONSTRUCTION, SHALL BE GOVERNED AND

DETERMINED BY THE LAW OF THE STATE IN WHICH THE CONTRACT AREA IS LOCATED. IF THE CONTRACT AREA IS IN TWO OR MORE STATES,

THE LAW OF THE STATE OF   UTAH     SHALL GOVERN.

C.  REGULATORY AGENCIES:

      Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or

171717A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.

      With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages,

injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator's interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission

or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator's share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

                                   ARTICLE XV.
                                  MISCELLANEOUS

A.  EXECUTION:

      This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit "A" as owning an interest in the Contract Area or which own, in fact, an interest in the Contract Area. Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations. In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease as of such termination. In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest. In the event Operator proceeds with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit "A" as having a current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the

Initial Well which would have been charged to such person under this agreement if such person had executed the same and

Operator shall receive all revenues which would have been received by such person under this agreement if such person had executed the same.

B. SUCCESSORS AND ASSIGNS:

      This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs,

devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or

Interests included within the Contract Area.

C. COUNTERPARTS:

      This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D.  SEVERABILITY:

      For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws,

this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to this agreement to comply with all of its financial obligations provided herein shall be a material default.

                                  ARTICLE XVI.
                                OTHER PROVISIONS

[INSERTED  TEXT:] IN THE EVENT A CONFLICT BETWEEN THE PROVISIONS OF THIS ARTICLE
XVI. AND ANY OTHER PROVISIONS OF THIS OPERATING AGREEMENT, THE PROVISIONS OF THIS ARTICLE XVI. SHALL CONTROL AND PREVAIL

A. CONFIDENTIALITY.

EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, DURING THE TERM OF THIS AGREEMENT, ALL GEOPHYSICAL, GEOLOGICAL AND ENGINEERING INFORMATION ACQUIRED HEREUNDER SHALL BE THE PROPERTY OF THE PARTIES HERETO AS HEREIN PROVIDED, AND THE PARTIES AGREE, AND DO HEREBY BIND THEMSELVES, THEIR SUCCESSORS AND ASSIGNS, TO ACCEPT AND KEEP SUCH INFORMATION CONFIDENTIAL AND FOR THE EXCLUSIVE USE OF THE PARTIES CONCERNED FOR THE TERM HEREOF. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, WELL INFORMATION SHALL BE THE SOLE AND CONFIDENTIAL PROPERTY OF THE PARTIES PARTICIPATING IN THE COST OF THE WELL, BUT SUCH INFORMATION MAY BE DISCLOSED TO A NON-DRILLING PARTY TO THIS AGREEMENT IF A DRILLING PARTY IS SO OBLIGATED.

NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS AGREEMENT, ANY PARTY MAY DISCLOSE INFORMATION, WITHOUT THE CONSENT OF THE OTHER PARTIES (I) TO GOVERNMENTAL AGENCIES WHEN REQUIRED BY SUCH AGENCY, (II) TO FINANCIAL INSTITUTIONS IN CONNECTION WITH A FINANCIAL TRANSACTION, (III) TO CONSULTANTS AND ENGINEERING FIRMS FOR THE PURPOSE OF EVALUATION ON A CONFIDENTIAL BASIS, (IV) TO THIRD PARTIES WITH WHOM A PARTY IS ENGAGED IN A EFFORT TO SELL ALL OR PART OF ITS INTEREST IN THE CONTRACT AREA OF THIS AGREEMENT, AND (V) THIRD PARTIES WITH WHOM A PARTY IS ENGAGED IN A EFFORT TO EFFECT A MERGER OR CONSOLIDATION OF WHICH THIRD PARTY PROPOSES TO ACQUIRE ALL OR A CONTROLLING PART OF THE STOCK IN A PARTY HERETO; PROVIDED THAT ANY THIRD PARTY WHO IS PERMITTED ACCESS TO CONFIDENTIAL DATA PURSUANT TO THIS PARAGRAPH SHALL AGREE IN WRITING NOT TO COMMUNICATE SUCH INFORMATION TO ANYONE AND TO MAKE NO USE OF SUCH INFORMATION ADVERSE TO THE PARTIES HERETO WITHIN THE AREA COVERED BY SUCH INFORMATION DURING THE PERIOD OF TIME SUCH INFORMATION REMAINS CONFIDENTIAL HEREUNDER; AND PROVIDED FURTHER THAT THE PARTY DISCLOSING THE CONFIDENTIAL DATA SHALL INDEMNIFY AND HOLD THE OTHER PARTIES HERETO HARMLESS AGAINST LOSSES RESULTING FROM ITS DISCLOSURE TO NON-GOVERNMENTAL THIRD PARTIES.

B. ATTORNEYS FEES

IN THE EVENT OPERATOR SHALL EVER BE REQUIRED TO BRING LEGAL PROCEEDINGS IN ORDER TO COLLECT ANY SUMS DUE FROM ANY NON-OPERATOR UNDER THIS AGREEMENT, THEN OPERATOR SHALL ALSO BE ENTITLED TO RECOVER ALL COURT COSTS, COSTS OF COLLECTION, AND A REASONABLE ATTORNEY'S FEE, WHICH THE LIEN PROVIDED FOR HEREIN SHALL ALSO SECURE.

C. MINERAL LEASE ACT AND FEDERAL OIL AND GAS ROYALTY MANAGEMENT ACT

OPERATOR AGREES THAT IN ITS CONDUCT HEREUNDER, IT SHALL USE ITS BEST EFFORTS TO COMPLY WITH ALL APPLICABLE REGULATIONS AND PROVISIONS UNDER THE MINERAL LEASE ACT AND THE FEDERAL OIL AND GAS ROYALTY MANAGEMENT ACT. THE PARTIES DO, HOWEVER, AGREE THAT ANY ASSESSMENT OR PENALTY


                                     -17B-

181818A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


LEVIED PURSUANT TO SAID ACTS SHALL BE TREATED AS A JOINT ACCOUNT EXPENSE AND SHALL BE BORNE

BY THE PARTIES ACCORDINGLY, AND OPERATOR SHALL NOT BE HELD LIABLE OR NEGLIGENT FOR ANY NON-

COMPLIANCE UNDER SAID ACTS.


                                     -17B-

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989


      IN WITNESS WHEREOF, this agreement shall be effective as of the ________ day of _________________,
2002.

ST Oil Company, who has prepared and circulated this form for execution, represents and warrants that the form was printed from and, with the exception(s) listed below, is identical to the AAPL Form 610-1989 Model Form

Operating Agreement, as published in computerized form by Forms On-A-Disk, Inc. No changes, alterations, or modifications, other than those made by strikethrough and/or insertion and that are clearly recognizable [TEXT DELETED BY PARTIES]

, have been made to the form.


ATTEST OR WITNESS:                        OPERATOR

                                          ST OIL COMPANY
                                          -------------------------------------

________________________________       By _____________________________________
                                            J. SAMUEL BUTLER
--------------------------------          -------------------------------------
                                          Type or print name

                                          Title   PRESIDENT
                                               --------------------------------
                                          Date ________________________________

                                          Tax ID or S.S. No.   84-0866371
                                                            -------------------


                                  NON-OPERATORS


                                          COLORADO WYOMING RESERVE COMPANY
                                          -------------------------------------

________________________________       By _____________________________________
                                            KIM FUERST
--------------------------------          -------------------------------------
                                          Type or print name

                                          Title   PRESIDENT
                                               --------------------------------
                                          Date ________________________________

                                          Tax ID or S.S. No.___________________



                                          _____________________________________

                                       By MOORE ENERGY LLC
--------------------------------          -------------------------------------

                                          JAMES E. MOORE
--------------------------------          -------------------------------------
                                          Type or print name

                                          Title  President
                                               --------------------------------
                                          Date ________________________________

                                          Tax ID or S.S. No.  95-4842197
                                                            -------------------


                                          _____________________________________

                                       By THE SHORELINE COMPANIES, LLC
--------------------------------          -------------------------------------

                                          F. Robert Tiddens
--------------------------------          -------------------------------------
                                          Type or print name

                                          Title  President
                                               --------------------------------
                                          Date_________________________________

                                          Tax ID or S.S. No.___________________

A.A.P.L. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

                                 ACKNOWLEDGMENTS

      Note: The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts.

The validity and effect of these forms in any state will depend upon the statutes of that state.



Individual acknowledgment:

State of ___________)

                    ) ss.

County of __________)

   This instrument was acknowledged before me on

________________________________    by ________________________________________


(Seal, if any)                         ________________________________________

                                       Title (and Rank)________________________

                                       My commission expires:__________________



Acknowledgment in representative capacity:

State of ___________)

                    ) ss.

County of __________)

   This instrument was acknowledged before me on

________________________________    by _______________________________________as

____________ of _______________________________________________________________.


(Seal, if any)                         ________________________________________

                                       Title (and Rank)________________________

                                       My commission expires:__________________



ACKNOWLEDGMENT IN REPRESENTATIVE CAPACITY:

STATE OF ___________)

                    ) SS.

COUNTY OF __________)

   THIS INSTRUMENT WAS ACKNOWLEDGED BEFORE ME ON

________________________________    BY ______________________________________AS

____________ of _______________________________________________________________.


(SEAL, IF ANY)                         ________________________________________

                                       TITLE (AND RANK)________________________

                                       MY COMMISSION EXPIRES:__________________


                                     -19A-

ACKNOWLEDGMENT IN REPRESENTATIVE CAPACITY:

STATE OF ___________)

                    ) SS.

COUNTY OF __________)

   THIS INSTRUMENT WAS ACKNOWLEDGED BEFORE ME ON

________________________________    BY ______________________________________AS

___________OF _________________________________________________________________


(SEAL, IF ANY)                         ________________________________________

                                       TITLE (AND RANK)________________________

                                       MY COMMISSION EXPIRES:__________________



ACKNOWLEDGMENT IN REPRESENTATIVE CAPACITY:

STATE OF ___________)

                    ) SS.

COUNTY OF __________)

   THIS INSTRUMENT WAS ACKNOWLEDGED BEFORE ME ON

________________________________    BY ______________________________________AS

___________OF _________________________________________________________________


(SEAL, IF ANY)                         ________________________________________

                                       TITLE (AND RANK)________________________

                                       MY COMMISSION EXPIRES:__________________


                                     -19A-

                                   EXHIBIT "A"

             To that certain Operating Agreement dated ____________
             By and between ST Oil Company, Colorado Wyoming Reserve Company, Moore Energy LLC, and The Shoreline Companies, LLC

(1)   LANDS AND LEASES

      DESCRIPTIONS OF LANDS SUBJECT TO THIS AGREEMENT

      San Juan County, Utah
      Township 31 South - Range 23 East
      Sec. 15:  S/2
      Sec. 16:  SE/4
      Sec. 21:  E/2
      Sec. 22:  All

      DESCRIPTIONS OF LEASES SUBJECT TO THIS AGREEMENT:

UT5000.014
Lessor:      Bureau of Land Management UTU-76832
Lessee:      Larry J. White
Date:        January 1, 1998
Description: INSOFAR AND ONLY INSOFAR AS LEASE COVERS
             Township 31 South - Range 23 East, SLB&M
             Sec. 15:  S/2
             San Juan County, Utah

UT5000.019
Lessor:      State of Utah ML-47152
Lessee:      Vern Jones
Date:        November 1, 1995
Description: INSOFAR AND ONLY INSOFAR AS LEASE COVERS
             Township 31 South - Range 23 East, SLB&M
             Sec. 16:  SE/4
             Sec. 22:  S/2NW/4, SE/4
             San Juan County,  Utah

UT5000.040
Lessor       Bureau of Land Management UTU-76532
Lessee:      Legacy Energy Corporation
Date:        July 1, 1997
Description: INSOFAR AND ONLY INSOFAR AS LEASE COVERS
             Township 31 South - Range 23 East, SLB&M
             Sec. 21:  E/2
             San Juan County, Utah

UT5000.043
Lessor:      State of Utah ML-48411
Lessee:      Larry J. White
Date:        January 26, 2000
Description: Township 31 South - Range 23 East, SLB&M
             Sec. 22:  SW/4
             San Juan County, Utah

UT5000.052
Lessor:      Bureau of Land Management UTU-76056
Lessee:      Lane Lasrich
Date:        February 1, 2002
Description: Township 31 South - Range 23 East, SLB&M
             Sec. 22:  N/2NW/4, NE/4
             San Juan County, Utah

(2)   RESTRICTIONS (IF ANY) AS TO DEPTHS, FORMATIONS, OR SUBSTANCES:

      None


(3) PARTIES TO AGREEMENT WITH ADDRESSES, TELEPHONE NUMBERS AND FAX NUMBERS FOR NOTICE PURPOSES:

      ST Oil Company                        Moore Energy LLC
      1801 Broadway, Suite 600              21484 Paseo Portola
      Denver, CO  80202                     Malibu, CA  90265
      (303) 296-1908                        (310) 456-6401
      Fax (303) 296-0329                    (310) 456-6469

      Colorado Wyoming Reserve Company      The Shoreline Companies, LLC
      751 Horizon Ct., #205                 P. O. Box 3437
      Grand Junction, CO  81506             Englewood, CO  80155
      (970) 255-9995                        (303) 779-3681
      (970) 255-9238                        (978) 428-0529


(4)   PERCENTAGES OR FRACTIONAL INTERESTS OF PARTIES TO THIS AGREEMENT:

      INITIAL TEST WELL

      If Colorado Wyoming Reserve Company elects not to farmout its interest:

      ST Oil Company                           23.00%
      Moore Energy LLC                         23.00%
      The Shoreline Companies, LLC             11.50%
      Colorado Wyoming Reserve Company         42.50%

      If Colorado Wyoming Reserve Company elects to farmout it's interest in the INITIAL DRILLSITE WELL::

           Before Payout

      ST Oil Company                           51.3333%
      Moore Energy LLC                         23.0000%
      The Shoreline Companies, LLC             25.6667%

           After Payout

      ST Oil Company                           42.8333%
      Moore Energy LLC                         23.0000%
      The Shoreline Companies, LLC             21.4167%
      Colorado Wyoming Reserve Company         12.75%

      SECOND DRILLSITE WELL:

      If Colorado Wyoming Reserve Company elects to participate for a working interest in the SECOND TEST WELL:

      ST Oil Company                           40.0000%
      Moore Energy LLC                         23.0000%
      The Shoreline Companies, LLC             20.0000%
      Colorado Wyoming Reserve Company         17.0000%

      If Colorado Wyoming Reserve Company elects to farmout its working interest in the SECOND TEST WELL:

           Before Payout

      ST Oil Company                           51.3333%
      Moore Energy LLC                         23.0000%
      The Shoreline Companies, LLC             25.6667%

           After Payout

      ST Oil Company                           42.8333%
      Moore Energy LLC                         23.0000%
      The Shoreline Companies, LLC             21.4167%
      Colorado Wyoming Reserve Company         12.75%

      SUBSEQUENT WELLS:

      ST Oil Company                           23.0000%
      Moore Energy LLC                         23.0000%
      The Shoreline Companies, LLC             11.5000%
      Colorado Wyoming Reserve Company         42.5000%

                                  EXHIBIT "C"

                                              COPAS   1984   ONSHORE
                                              Recommended by the Council
                                              of Petroleum Accountants
                                              Societies

                                                                        COPAS

Attached to and made a part of THAT CERTAIN OPERATING AGREEMENT DATED _________ BY AND BETWEEN ST OIL COMPANY, AS OPERATOR, COLORADO WYOMING RESERVE COMPANY, THE SHORELINE COMPANIES, LLC AND MOORE ENERGY LLC



                              ACCOUNTING PROCEDURE

                                JOINT OPERATIONS

                              I. GENERAL PROVISIONS



1.    DEFINITIONS


      "Joint Property" shall mean the real and personal property subject to the agreement to which this Accounting Procedure is attached.

      "Joint Operations" shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.

      "Joint Account" shall mean the account showing the charges paid and credits received in the conduct of the Joint

      Operations and which are to be shared by the Parties.

      "Operator" shall mean the party designated to conduct the Joint
      Operations.

      "Non-Operators" shall mean the Parties to this agreement other than the Operator.

      "Parties" shall mean Operator and Non-Operators.

      "First Level Supervisors" shall mean those employees whose primary function in Joint Operations is the direct supervision of other employees and/or contract labor directly employed on the Joint Property in a field operating capacity.

      "Technical Employees" shall mean those employees having special and specific engineering, geological or other professional skills, and whose primary function in Joint Operations is the handling of specific operating conditions and problems for the benefit of the Joint Property.

      "Personal Expenses" shall mean travel and other reasonable reimbursable expenses of Operator's employees.

      "Material" shall mean personal property, equipment or supplies acquired or held for use on the Joint Property.

      "Controllable Material" shall mean Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council or Petroleum Accountants
      Societies.


2.    STATEMENT AND BILLINGS


      Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of the Joint

      Account for the preceding month. Such bills will be accompanied by statements which identify the authority for expenditure, lease or facility, and all charges and credits summarized by appropriate classifications of investment and expense except that items of Controllable Material and unusual charges and credits shall be separately identified and fully described in detail.


3.    ADVANCES AND PAYMENTS BY NON-OPERATORS


      A. Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month's operation within [INSERTED TEXT:] [twenty-two (22)] [TEXT DELETED BY PARTIES] days after receipt of the billing or by the first day of the month for which the advance is required, whichever is later. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.


      B. Each Non-Operator shall pay its proportion of all bills within [INSERTED TEXT:] [Twenty-two (22)] [TEXT DELETED BY PARTIES] days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the prime rate in effect at CHASE MANHATTAN BANK (NEW YORK)

          on the first day of the month in which delinquency occurs plus 1% or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located,

          whichever is the lesser, plus attorney's fees, court costs, and other costs in connection with the collection of unpaid amounts.


4.    ADJUSTMENTS


      Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof;

      provided, however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of

      Controllable Material as provided for in Section V.

     COPYRIGHT (C) 1985 BY THE COUNCIL OF PETROLEUM ACCOUNTANTS SOCIETIES.

                                              COPAS   1984   ONSHORE
                                              Recommended by the Council
                                              of Petroleum Accountants
                                              Societies

                                                                        COPAS


5.    AUDITS


      A. A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit

          Operator's accounts and records relating to the Joint Account for any calendar year within the twenty-four

          (24) month period following the end of such calendar year; provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in

          Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators' audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year without prior approval of Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of those Non-Operators approving such audit.


     B. The Operator shall reply in writing to an audit report within 180 days after receipt of such report.


6.    APPROVAL BY NON-OPERATORS


      Where an approval or other agreement of the Parties or Non-Operators is expressly required under other sections of this

      Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, Operator shall notify all Non-Operators of the Operator's proposal, and the agreement or approval of [INSERTED TEXT:] [two or more owning] a majority in interest of the Non-Operators shall be controlling on all Non-Operators.


                               II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:


1.    ECOLOGICAL AND ENVIRONMENTAL


      Costs incurred for the benefit of the Joint Property as a result of governmental or regulatory requirements to satisfy environmental considerations applicable to the Joint Operations. Such costs may include surveys of an ecological or archaeological nature and pollution control procedures as required by applicable laws and regulations.


2.    RENTALS AND ROYALTIES


      Lease rentals and royalties paid by Operator for the Joint Operations.


3.    LABOR


      A. (1) Salaries and wages of Operator's field employees directly employed on the Joint Property in the conduct of

               Joint Operations.


          (2)  Salaries of First level Supervisors in the field.


          (3) Salaries and wages of Technical Employees directly employed on the Joint Property if such charges are excluded from the overhead rates.


          (4) Salaries and wages of Technical Employees either temporarily or permanently assigned to and directly employed in the operation or the Joint Property if such charges are excluded from the overhead rates.


      B. Operator's cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to employees whose salaries and wages are chargeable to the Joint Account under Paragraph 3A of this Section II.

          Such costs under this Paragraph 3B may be charged on a "when and as paid basis" or by "percentage assessment"

          on the amount of salaries and wages chargeable to the Joint Account under Paragraph 3A of this Section II. If percentage assessment is used, the rate shall be based on the Operator's cost experience.


      C. Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator's costs chargeable to the Joint Account under Paragraphs 3A and 3B of this Section II.


      D. Personal Expenses of those employees whose salaries and wages are chargeable to the Joint Account under

          Paragraphs 3A and 3B of this Section II.


4.    EMPLOYEE BENEFITS


      Operator's current costs or established plans for employees' group life insurance, hospitalization, pension, retirement,

      stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator's labor cost chargeable to the

      Joint Account under Paragraphs 3A and 3B of this Section II shall be Operator's actual cost not to exceed the percent most recently recommended by the Council of Petroleum Accountants
      Societies.

                                              COPAS   1984   ONSHORE
                                              Recommended by the Council
                                              of Petroleum Accountants
                                              Societies

                                                                        COPAS


5.    MATERIAL


      Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. Only such

      Material shall be purchased for or transferred to the Joint Property as may be required for immediate use and is reasonably practical and consistent with efficient and economical operations. The accumulation of surplus stocks shall be avoided.


6.    TRANSPORTATION


      Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:


      A. If Material is moved to the Joint Property from the Operator's warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store where like material is normally available or railway receiving point nearest the Joint Property unless agreed to by the Parties.


      B. If surplus Material is moved to Operator's warehouse or other storage point, no charge shall be made to the Joint

          Account for a distance greater than the distance to the nearest reliable supply store where like material is normally available, or railway receiving point nearest the Joint Property unless agreed to by the Parties. No charge shall be made to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by the

          Parties.


      C. In the application of subparagraphs A and B above, the option to equalize or charge actual trucking cost is available when the actual charge is $400 or less excluding accessorial charges. The $400 will be adjusted to the amount most recently recommended by the Council of Petroleum Accountants Societies.


7.    SERVICES


      The cost of contract services, equipment and utilities provided by outside sources, except services excluded by Paragraph

      10 of Section II and Paragraph i, ii, and iii, of Section III. The cost of professional consultant services and contract services of technical personnel directly engaged on the Joint Property if such charges are excluded from the overhead rates. The cost of professional consultant services or contract services of technical personnel not directly engaged on the

      Joint Property shall not be charged to the Joint Account unless previously agreed to by the Parties.


8.    EQUIPMENT AND FACILITIES FURNISHED BY OPERATOR


      A. Operator shall charge the Joint Account for use of Operator owned equipment and facilities at rates commensurate with costs of ownership and operation. Such rates shall include costs of maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on gross investment less accumulated depreciation not to exceed THE PRIME RATE IN EFFECT AT CHASE MANHATTAN BANK (NEW YORK) ON THE FIRST DAY OF THE MONTH IN WHICH OPERATIONS OF EQUIPMENT OCCURS PLUS ONE PERCENT (1%) [TEXT DELETED BY PARTIES] rates shall not exceed average commercial.


      B. In lieu of charges in Paragraph 8A above, Operator may elect to use average commercial rates prevailing in the immediate area of the Joint Property less 20%. For automotive equipment, Operator may elect to use rates published by the Petroleum Motor Transport Association.


9.    DAMAGES AND LOSSES TO JOINT PROPERTY


      All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except those resulting from Operator's gross negligence or willful misconduct. Operator shall furnish Non-Operator written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.


10.   LEGAL EXPENSE


      Expense of handling, investigating and settling litigation or claims, discharging of liens, payment of judgments and amounts paid for settlement of claims incurred in or resulting from operations under the agreement or necessary to protect or recover the Joint Property, except that no charge for services of Operator's legal staff or fees or expense of outside attorneys shall be made unless previously agreed to by the Parties. All other legal expense is considered to be covered by the overhead provisions of Section III unless otherwise agreed to by the Parties, except as provided in Section

      I, Paragraph 3.


11.   TAXES


      All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof,

      or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties. If the ad valorem taxes are based in whole or in part upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to the Joint Account shall be made and paid by the Parties hereto in accordance with the tax value generated by each party's working interest.

                                              COPAS   1984   ONSHORE
                                              Recommended by the Council
                                              of Petroleum Accountants
                                              Societies

                                                                        COPAS



12.   INSURANCE


      Net premiums paid for insurance required to be carried for the Joint Operations for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self-insurer for Worker's Compensation and/or Employers Liability under the respective state's laws, Operator may, at its election, include the risk under its self-

      insurance program and in that event, Operator shall include a charge at Operator's cost not to exceed manual rates.


13.   ABANDONMENT AND RECLAMATION


      Costs incurred for abandonment of the Joint Property, including costs required by governmental or other regulatory authority.


14.   COMMUNICATIONS


      Cost of acquiring, leasing, installing, operating, repairing and maintaining communication systems, including radio and microwave facilities directly serving the Joint Property. In the event communication facilities/systems serving the Joint

      Property are Operator owned, charges to the Joint Account shall be made as provided in Paragraph 8 of this Section II.


15.   OTHER EXPENDITURES


      Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the Joint

      Operations.


                                  III. OVERHEAD


1.    OVERHEAD - DRILLING AND PRODUCING OPERATIONS


      i. As compensation for administrative, supervision, office services and warehousing costs, Operator shall charge drilling and producing operations on either:


          (x ) Fixed Rate Basis, Paragraph lA, or

          (  ) Percentage Basis, Paragraph lB


          Unless otherwise agreed to by the Parties, such charge shall be in lieu of costs and expenses of all offices and salaries or wages plus applicable burdens and expenses of all personnel, except those directly chargeable under

          Paragraph 3A, Section II. The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in the above selected Paragraph of this Section III unless such cost and expense are agreed to by the Parties as a direct charge to the Joint Account.


     ii. The salaries, wages and Personal Expenses of Technical Employees and/or the cost of professional consultant services and contract services of technical personnel directly employed on the Joint Property:


          (  ) shall be covered by the overhead rates, or

          (x ) shall not be covered by the overhead rates.


     iii. The salaries, wages and Personal Expenses of Technical Employees and/or costs of professional consultant services and contract services of technical personnel either temporarily or permanently assigned to and directly employed in the operation of the Joint Property:


          (  ) shall be covered by the overhead rates, or

          (x ) shall not be covered by the overhead rates.


      A.  Overhead - Fixed Rate Basis


          (1) Operator shall charge the Joint Account at the following rates per well per month:


               Drilling Well Rate $   5,500.00
                                   ----------------

                      (Prorated for less than a full month)


               Producing Well Rate $  500.00
                                    ----------


          (2)  Application of Overhead - Fixed Rate Basis shall be as follows:


               (a)  Drilling Well Rate


                    (1) Charges for drilling wells shall begin on the date the well is spudded and terminate on the date the drilling rig, completion rig, or other units used in completion of the well is released, whichever

                                              COPAS   1984   ONSHORE
                                              Recommended by the Council
                                              of Petroleum Accountants
                                              Societies

                                                                        COPAS


                         is later, except that no charge shall be made during suspension of drilling or completion operations for fifteen (15) or more consecutive calendar days.


                    (2) Charges for wells undergoing any type of workover or recompletion for a period of five (5)

                         consecutive work days or more shall be made at the drilling well rate. Such charges shall be applied for the period from date workover operations, with rig or other units used in workover,

                         commence through date of rig or other unit release, except that no charge shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.


               (b)  Producing Well Rates


                    (1) An active well either produced or injected into for any portion of the month shall be considered as a one-well charge for the entire month.


                    (2) Each active completion in a multi-completed well in which production is not commingled down hole shall be considered as a one-well charge providing each completion is considered a separate well by the governing regulatory authority.


                    (3) An inactive gas well shut in because of overproduction or failure of purchaser to take the production shall be considered as a one-well charge providing the gas well is directly connected to a permanent sales outlet.


                    (4) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well. This one-well charge shall be made whether or not the well has produced except when drilling well rate applies.


                    (5) All other inactive wells (including but not limited to inactive wells covered by unit allowable, lease allowable, transferred allowable, etc.) shall not qualify for an overhead charge.


          (3) The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude

               Petroleum and Gas Production Workers for the last calendar year compared to the calendar year preceding as shown by the index of average weekly earnings of Crude Petroleum and Gas Production Workers as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian index as published by Statistics Canada, as applicable. The adjusted rates shall be the rates currently in use, plus or minus the computed adjustment.


[TEXT DELETED BY PARTIES]


2.    OVERHEAD - MAJOR CONSTRUCTION


      To compensate Operator for overhead costs incurred in the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly discernible as a fixed asset required for the development and operation of the

      Joint Property, Operator shall either negotiate a rate prior to the beginning of construction, or shall charge the Joint

                                              COPAS   1984   ONSHORE
                                              Recommended by the Council
                                              of Petroleum Accountants
                                              Societies

                                                                        COPAS


      Account for overhead based on the following rates for any Major
      Construction project in excess of $                         :
                                         -------------------------


      A.    0  % of first $100,000 or total cost if less, plus
         -----


      B.  3.00    % of costs in excess of $100,000 but less than $1,000,000,
         --------

          plus


      C.  2.00    % of costs in excess of $1,000,000.
         --------


      Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single project shall not be treated separately and the cost of drilling and workover wells and artificial lift equipment shall be excluded.


3.    CATASTROPHE OVERHEAD


      To compensate Operator for overhead costs incurred in the event of expenditures resulting from a single occurrence due to oil spill, blowout, explosion, fire, storm, hurricane, or other catastrophes as agreed to by the Parties, which are necessary to restore the Joint Property to the equivalent condition that existed prior to the event causing the expenditures, Operator shall either negotiate a rate prior to charging the Joint Account or shall charge the Joint Account for overhead based on the following rates:


      A.  0  % of total costs through $100,000; plus
         -----


      B.  3.00    % of total costs in excess of $100,000 but less than
         --------
          $1,000,000; plus


      C.  2.00    % of total costs in excess of $1,000,000.
         --------


      Expenditures subject to the overheads above will not be reduced by insurance recoveries, and no other overhead provisions of this Section III shall apply.


4.    AMENDMENT OF RATES


      The overhead rates provided for in this Section III may be amended from time to time only by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.


 IV. PRICING OF JOINT ACCOUNT MATERIAL PURCHASES, TRANSFERS AND DISPOSITIONS


Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for all Material movements affecting the Joint Property. Operator shall provide all Material for use on the Joint Property; however, at

Operator's option, such Material may be supplied by the Non-Operator. Operator shall make timely disposition of idle and/or surplus Material, such disposal being made either through sale to Operator or Non-Operator, division in kind, or sale to outsiders. Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus condition

A or B Material. The disposal of surplus Controllable Material not purchased by the Operator shall be agreed to by the Parties.


1.    PURCHASES


      Material purchased shall be charged at the price paid by Operator after deduction of all discounts received. In case of

      Material found to be defective or returned to vendor for any other reasons, credit shall be passed to the Joint Account when adjustment has been received by the Operator.


2.    TRANSFERS AND DISPOSITIONS


      Material furnished to the Joint Property and Material transferred from the Joint Property or disposed of by the Operator,

      unless otherwise agreed to by the Parties, shall be priced on the following basis exclusive of cash discounts:


      A.  New Material (Condition A)


          (1)  Tubular Goods Other than Line Pipe


               (a) Tubular goods, sized 2 3/8 inches OD and larger, except line pipe, shall be priced at Eastern mill published carload base prices effective as of date of movement plus transportation cost using the 80,000 pound carload weight basis to the railway receiving point nearest the Joint Property for which published rail rates for tubular goods exist. If the 80,000 pound rail rate is not offered, the 70,000 pound or 90,000 pound rail rate may be used. Freight charges for tubing will be calculated from Lorain, Ohio and casing from Youngstown, Ohio.


               (b) For grades which are special to one mill only, prices shall be computed at the mill base of that mill plus transportation cost from that mill to the railway receiving point nearest the Joint Property as provided above in Paragraph 2.A.(1)(a). For transportation cost from points other than Eastern mills, the 30,000

                                              COPAS   1984   ONSHORE
                                              Recommended by the Council
                                              of Petroleum Accountants
                                              Societies

                                                                        COPAS


             pound Oil Field Haulers Association interstate truck rate shall be used.


               (c) Special end finish tubular goods shall be priced at the lowest published out-of-stock price, f.o.b. Houston,

                    Texas, plus transportation cost, using Oil Field Haulers Association interstate 30,000 pound truck rate,

                    to the railway receiving point nearest the Joint Property.


               (d) Macaroni tubing (size less than 2 3/8 inch OD) shall be priced at the lowest published out-of-stock prices

                    f.o.b. the supplier plus transportation costs, using the Oil Field Haulers Association interstate truck rate per weight of tubing transferred, to the railway receiving point nearest the Joint Property.


          (2)  Line Pipe


               (a) Line pipe movements (except size 24 inch OD and larger with walls 3/4 inch and over) 30,000 pounds or more shall be priced under provisions of tubular goods pricing in Paragraph A.(l)(a) as provided above.

                    Freight charges shall be calculated from Lorain, Ohio.


               (b) Line Pipe movements (except size 24 inch OD) and larger with walls 3/4 inch and over) less than 30,000 pounds shall be priced at Eastern mill published carload base prices effective as of date of shipment,

                    plus 20 percent, plus transportation costs based on freight rates as set forth under provisions of tubular goods pricing in Paragraph A.(1)(a) as provided above. Freight charges shall be calculated from Lorain,

                    Ohio.


               (c) Line pipe 24 inch OD and over and 3/4 inch wall and larger shall be priced f.o.b. the point of manufacture at current new published prices plus transportation cost to the railway receiving point nearest the Joint Property.


               (d) Line pipe, including fabricated line pipe, drive pipe and conduit not listed on published price lists shall be priced at quoted prices plus freight to the railway receiving point nearest the Joint Property or at prices agreed to by the Parties.


          (3) Other Material shall be priced at the current new price, in effect at date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint Property.


          (4) Unused new Material, except tubular goods, moved from the Joint Property shall be priced at the current new price, in effect on date of movement, as listed by a reliable supply store nearest the Joint Property, or point of manufacture, plus transportation costs, if applicable, to the railway receiving point nearest the Joint

               Property. Unused new tubulars will be priced as provided above in Paragraph 2.A.(l) and (2).


      B.  Good Used Material (Condition B)


          Material in sound and serviceable condition and suitable for reuse without reconditioning:


          (1)  Material moved to the Joint Property


               At seventy-five percent (75%) of current new price, as determined by Paragraph A.


          (2)  Material used on and moved from the Joint Property


               (a) At seventy-five percent (75%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as new Material or


               (b) At sixty-five percent (65%) of current new price, as determined by Paragraph A, if Material was originally charged to the Joint Account as used Material


          (3)  Material not used on and moved from the Joint Property


               At seventy-five percent (75%) of current new price as determined by Paragraph A.


               The cost of reconditioning, if any, shall be absorbed by the transferring property.


      C.   Other Used Material


          (1)  Condition C


               Material which is not in sound and serviceable condition and not suitable for its original function until after reconditioning shall be priced at fifty percent (50%) of current new price as determined by

               Paragraph A. The cost of reconditioning shall be charged to the receiving property, provided Condition

               C value plus cost of reconditioning does not exceed Condition B value.

                                              COPAS   1984   ONSHORE
                                              Recommended by the Council
                                              of Petroleum Accountants
                                              Societies

                                                                        COPAS


          (2)  Condition D


               Material, excluding junk, no longer suitable for its original purpose, but usable for some other purpose shall be priced on a basis commensurate with its use. Operator may dispose of Condition D Material under procedures normally used by Operator without prior approval of Non-Operators.


               (a) Casing, tubing, or drill pipe used as line pipe shall be priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing or drill pipe utilized as line pipe shall be priced at used line pipe prices.


               (b) Casing, tubing or drill pipe used as higher pressure service lines than standard line pipe, e.g.

                    power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe.

                    Upset tubular goods shall be priced on a non upset basis.


          (3)  Condition E


               Junk shall be priced at prevailing prices. Operator may dispose of Condition E Material under procedures normally utilized by Operator without prior approval of Non-Operators.


      D.   Obsolete Material


           Material which is serviceable and usable for its original function but condition and/or value of such Material is not equivalent to that which would justify a price as provided above may be specially priced as agreed to by the Parties. Such price should result in the Joint Account being charged with the value of the service rendered by such Material.


      E.   Pricing Conditions


          (1) Loading or unloading costs may be charged to the Joint Account at the rate of twenty-five cents (25(cent))

               per hundred weight on all tubular goods movements, in lieu of actual loading or unloading costs sustained at the stocking point. The above rate shall be adjusted as of the first day of April each year following January 1, 1985 by the same percentage increase or decrease used to adjust overhead rates in

               Section III, Paragraph 1.A.(3). Each year, the rate calculated shall be rounded to the nearest cent and shall be the rate in effect until the first day of April next year. Such rate shall be published each year by the Council of Petroleum Accountants Societies.


          (2) Material involving erection costs shall be charged at applicable percentage of the current knocked-down price of new Material.


3.    PREMIUM PRICES


      Whenever Material is not readily obtainable at published or listed prices because of national emergencies. strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required

      Material at the Operator's actual cost incurred in providing such Material, in making it suitable for use, and in moving it to the Joint Property; provided notice in writing is furnished to Non-Operators of the proposed charge prior to billing

      Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within ten days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.


4.    WARRANTY OF MATERIAL FURNISHED BY OPERATOR


      Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint

      Account until adjustment has been received by Operator from the manufacturers or their agents.


                                 V. INVENTORIES


The Operator shall maintain detailed records of Controllable Material.


1.    PERIODIC INVENTORIES, NOTICE AND REPRESENTATION


      At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty
      (30) days before any inventory is to begin so that

      Non-Operators may be represented when any inventory is taken. Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.


2.    RECONCILIATION AND ADJUSTMENT OF INVENTORIES


      Adjustments to the Joint Account resulting from the reconciliation of a physical inventory shall be made within six months following the taking of the inventory. Inventory adjustments shall be made by Operator to the Joint Account for

                                              COPAS   1984   ONSHORE
                                              Recommended by the Council
                                              of Petroleum Accountants
                                              Societies

                                                                        COPAS


      overages and shortages, but, Operator shall be held accountable only for shortages due to lack of reasonable diligence.


3.    SPECIAL INVENTORIES


      Special inventories may be taken whenever there is any sale, change of interest, or change of Operator in the Joint

      Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be governed by such inventory. In cases involving a change of Operator, all Parties shall be governed by such inventory.


4.    EXPENSE OF CONDUCTING INVENTORIES


      A. The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by the

          Parties.


      B. The expense of conducting special inventories shall be charged to the Parties requesting such inventories, except inventories required due to change of Operator shall be charged to the Joint Account.

                                   EXHIBIT "D"

         Attached to and made a part of that certain Operating Agreement dated __________ by and between ST Oil Company, as Operator, and Moore Energy LLC, The Shoreline Companies, LLC and Colorado
                    Wyoming Reserve Company as Non-Operators

                                    INSURANCE

Operator shall maintain the following minimum insurance to cover the risk of accidents and/or damage to persons and/or third party property which may occur in the course of operations conducted under this Operating Agreement, and shall charge the premiums and deductibles to the Joint Account:

1.    WORKERS' COMPENSATION AND EMPLOYERS LIABILITY INSURANCE:

      (a.) Statutory Workers' Compensation coverage as required by the law of which operations are conducted.

      (b.) Employers Liability limits of $500,000 each accident, $500,000 each employee/disease and $500,000 policy limit.

      (c.) Other States Insurance for those states not listed in policy declarations and for which work begins after policy inception.

2.    COMMERCIAL GENERAL LIABILITY:

      $1,000,000 per occurrence limit subject to $2,000,000 general annual aggregate to cover for damages to third parties because of bodily injury or property damage caused by an occurrence.

3.    COMMERCIAL AUTOMOBILE LIABILITY:

      $1,000,000 per accident combined single limit for bodily injury or property damage to third parties covering owned, leased, hired and non-owned automobiles.

4.    EXCESS LIABILITY:

      $10,000,000 per occurrence/aggregate in excess of Employers Liability, Commercial General Liability and commercial Automobile Liability.

Operator shall never be held responsible for the financial solvency of any insurance carrier. Losses for which no insurance is required to be carried or in excess of the limits set forth above, shall be borne by the parties in proportion to their respective interests herein and shall be charged to the joint venture.

5.    WELL CONTROL:

      $1,000,000 per occurrence limit. Coverage includes well out of control, redrill/extra expenses, and seepage, pollution, cleanup and contamination.

                                  EXHIBIT "E"

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992    AMERICAN ASSOCIATION OF
                                                        PETROLEUM LANDMEN
                                                        APPROVED FORM
                                                                    A.A.P.L NO.6


                      GAS BALANCING AGREEMENT ("AGREEMENT")

                    ATTACHED TO AND MADE PART OF THAT CERTAIN

      OPERATING AGREEMENT DATED
                                ----------------------------------------------

BY AND BETWEEN                ST OIL COMPANY, AS OPERATOR             ,
               -------------------------------------------------------  -------

AND  MOORE ENERGY LLC, COLORADO WYOMING RESERVE COMPANY AND THE
    ------------------------------------------------------------
SHORELINE COMPANIES, LLC                        ("OPERATING AGREEMENT")
------------------------------------------------

RELATING TO THE  E/2 SEC. 21, ALL SEC. 22, N/2 SEC. 27; AND NE/4 SEC. 28
                --------------------------------------------------------------
 AREA,

SAN JUAN                 COUNTY/PARISH, STATE OF                    UTAH
------------------------                         -----------------------------.


1.   DEFINITIONS

     The following definitions shall apply to this Agreement:

     1.01 "Arm's Length Agreement" shall mean any gas sales agreement with an unaffiliated purchaser or any gas sales agreement with an affiliated purchaser where the sales price and delivery conditions under such agreement are representative of prices and delivery conditions existing under other similar agreements in the area between unaffiliated parties at the same time for natural gas of comparable quality and quantity.

     1.02 "Balancing Area" shall mean (SELECT ONE):

          |_| each well subject to the Operating Agreement that produces Gas or is allocated a share of Gas production. If a single well is completed in two or more producing intervals, each producing interval from which the Gas production is not commingled in the wellbore shall be considered a separate well.

          |X||_| all of the acreage and depths subject to the Operating
                 Agreement.

          |_|
              -----------------------------------------------------------------
              -----------------------------------------------------------------
              -----------------------------------------------------------------

     1.03 "Full Share of Current Production" shall mean the Percentage Interest of each Party in the Gas actually produced from the Balancing Area during each month.

     1.04 "Gas" shall mean all hydrocarbons produced or producible from the Balancing Area, whether from a well classified as an oil well or gas well by the regulatory agency having jurisdiction in such matters, which are or may be made available for sale or separate disposition by the Parties, excluding oil, condensate and other liquids recovered by field equipment operated for the joint account. "Gas" does not include gas used in joint operations, such as for fuel,

          recycling or reinjection, or which is vented or lost prior to its sale or delivery from the Balancing Area.

     1.05 "Makeup Gas" shall mean any Gas taken by an Underproduced Party from the Balancing Area in excess of its Full

          Share of Current Production, whether pursuant to Section 3.3 or
          Section 4.1 hereof.

     1.06 "Mcf" shall mean one thousand cubic feet. A cubic foot of Gas shall mean the volume of gas contained in one cubic foot of space at a standard pressure base and at a standard temperature base.

     1.07 "MMBtu" shall mean one million British Thermal Units. A British Thermal Unit shall mean the quantity of heat required to raise one pound avoirdupois of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.

     1.08 "Operator" shall mean the individual or entity designated under the terms of the Operating Agreement or, in the event this Agreement is not employed in connection with an operating agreement, the individual or entity designated as the operator of the well(s) located in the Balancing
          Area.

     1.09 "Overproduced Party" shall mean any Party having taken a greater quantity of Gas from the Balancing Area than the Percentage interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

     1.10 "Overproduction" shall mean the cumulative quantity of Gas taken by a Party in excess of its Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

     1.11 "Party" shall mean those individuals or entities subject to this Agreement, and their respective heirs, successors,

          transferees and assigns.

     1.12 "Percentage Interest" shall mean the percentage or decimal interest of each Party in the Gas produced from the

          Balancing Area pursuant to the Operating Agreement covering the Balancing Area.

     1.13 "Royalty" shall mean payments on production of Gas from the Balancing Area to all owners of royalties, overriding royalties, production payments or similar interests.

     1.14 "Underproduced Party" shall mean any Party having taken a lesser quantity of Gas from the Balancing Area than the Percentage Interest of such Party in the cumulative quantity of all Gas produced from the Balancing Area.

     1.15 "Underproduction" shall mean the deficiency between the cumulative quantity of Gas taken by a Party and its

          Percentage Interest in the cumulative quantity of all Gas produced from the Balancing Area.

     1.16 |_| (OPTIONAL) "Winter Period" shall mean the month(s) of ------------------------------------- in one calendar year and the month(s) of -------------------------------- in the succeeding calendar year.

2.   BALANCING AREA

     2.1 If this Agreement covers more than one Balancing Area, it shall be applied as if each Balancing Area were covered by separate but identical agreements. All balancing hereunder shall be on the basis of Gas taken from the Balancing Area

measured in (ALTERNATIVE 1) |X| Mcfs or (ALTERNATIVE 2) |_| MMBtus.

     2.2 In the event that all or part of the Gas deliverable from a Balancing Area is or becomes subject to one or more maximum lawful prices, any Gas not subject to price controls shall be considered as produced from a single Balancing Area and Gas subject to each maximum lawful price category shall be considered produced from a separate Balancing Area.

3.   RIGHT OF PARTIES TO TAKE GAS

     3.1 Each Party desiring to take Gas will notify the Operator, or cause the Operator to be notified, of the volumes nominated, the name of the transporting pipeline and the pipeline contract number (if available) and meter station relating to such delivery, sufficiently in advance for the Operator, acting with reasonable diligence, to meet all nomination and other

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992


requirements. Operator is authorized to deliver the volumes so nominated and confirmed (if confirmation is required) to the transporting pipeline in accordance with the terms of this Agreement.

     3.2 Each Party shall make a reasonable, good faith effort to take its Full Share of Current Production each month, to the extent that such production is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production.

     3.3 When a Party fails for any reason to take its Full Share of Current Production (as such Share may be reduced by the right of the other Parties to make up for Underproduction as provided herein), the other Parties shall be entitled to take any

Gas which such Party fails to take. To the extent practicable, such Gas shall be made available initially to each Underproduced

Party in the proportion that its Percentage Interest in the Balancing Area bears to the total Percentage Interests of all

Underproduced Parties desiring to take such Gas. If all such Gas is not taken by the Underproduced Parties, the portion not taken shall then be made available to the other Parties in the proportion that their respective Percentage Interests in the

Balancing Area bear to the total Percentage Interests of such Parties.

     3.4 All Gas taken by a Party in accordance with the provisions of this Agreement, regardless of whether such Party is underproduced or overproduced, shall be regarded as Gas taken for its own account with title thereto being in such taking

Party.

     3.5 Notwithstanding the provisions of Section 3.3 hereof, no Overproduced Party shall be entitled in any month to take any

Gas in excess of three hundred percent (300%) of its Percentage Interest of the Balancing Area's then-current Maximum

Monthly Availability; provided, however, that this limitation shall not apply to the extent that it would preclude production that is required to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production. "Maximum Monthly Availability" shall mean the maximum average monthly rate of production at which Gas can be delivered from the Balancing Area, as determined by the Operator, considering the maximum efficient well rate for each well within the Balancing Area, the maximum allowable(s) set by the appropriate regulatory agency,

mode of operation, production facility capabilities and pipeline pressures.

     3.6 In the event that a Party fails to make arrangements to take its Full Share of Current Production required to be produced to maintain leases in effect, to protect the producing capacity of a well or reservoir, to preserve correlative rights, or to maintain oil production, the Operator may sell any part of such Party's Full Share of Current Production that such Party fails to take for the account of such Party and render to such Party, on a current basis, the full proceeds of the sale, less any reasonable marketing, compression, treating, gathering or transportation costs incurred directly in connection with the sale of such Full Share of Current Production. In making the sale contemplated herein, the Operator shall be obligated only to obtain such price and conditions for the sale as are reasonable under the circumstances and shall not be obligated to share any of its markets. Any such sale by Operator under the terms hereof shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one year. Notwithstanding the provisions of Article 3.4 hereof, Gas sold by Operator for a Party under the provisions hereof shall be deemed to be Gas taken for the account of such Party.

4. IN-KIND BALANCING

   4.1 Effective  the first day of any calendar month following at
least    THIRTY                     (30) days' prior
      -----------------------------  --

written notice to the Operator, any Underproduced Party may begin taking, in addition to its Full Share of Current

Production and any Makeup Gas taken pursuant to Section 3.3 of this Agreement, a share of current production determined

by multiplying           FIFTY percent (                            50       %)
              -----------------          ------------------------------------
of the Full Shares of Current Production of all Overproduced Parties by

a fraction, the numerator of which is the Percentage Interest of such Underproduced Party and the denominator of which is the total of the Percentage Interests of all Underproduced Parties desiring to take Makeup Gas. In no event will an

Overproduced Party be required to provide more than   FIFTY    percent
                                                    -----------
(      50                  %) of its Full Share of Current
---------------------------

Production for Makeup Gas. The Operator will promptly notify all Overproduced Parties of the election of an Underproduced

Party to begin taking Makeup Gas.

     4.2 |_| (OPTIONAL - SEASONAL LIMITATION ON MAKEUP - OPTION 1) Notwithstanding the provisions of Section 4.1, the average monthly amount of Makeup Gas taken by an Underproduced Party during the Winter Period pursuant to Section 4.1 shall not exceed the average monthly amount of Makeup Gas taken by such Underproduced Party during the

                       (  ) months immediately preceding the Winter Period.
----------------------  --

     4.2 |_| (OPTIONAL - SEASONAL LIMITATION ON MAKEUP - OPTION 2) Notwithstanding the provisions of Section 4.1, no

Overproduced Party will be required to provide more than       percent (      %)
                                                         -----          -------
of its Full Share

of Current Production for Makeup Gas during the Winter Period.

     4.3 |_| (OPTIONAL) Notwithstanding any other provision of this Agreement, at such time and for so long as Operator, or

(insofar as concerns production by the Operator) any Underproduced Party, determines in good faith that an Overproduced

Party has produced all of its share of the ultimately recoverable reserves in the Balancing Area, such Overproduced Party may be required to make available for Makeup Gas, upon the demand of the Operator or any Underproduced Party, up to

                                 percent (                                    %)
--------------------------------          ------------------------------------
of such Overproduced Party's Full Share of Current Production.

5. STATEMENT OF GAS BALANCES

     5.1 The Operator will maintain appropriate accounting on a monthly and cumulative basis of the volumes of Gas that each

Party is entitled to receive and the volumes of Gas actually taken or sold for each Party's account. Within forty-five (45) days after the month of production, the Operator will furnish a statement for such month showing (1) each Party's Full Share of

Current Production, (2) the total volume of Gas actually taken or sold for each Party's account, (3) the difference between the volume taken by each Party and that Party's Full Share of Current Production, (4) the Overproduction or

Underproduction of each Party, and (5) other data as recommended by the provisions of the Council of Petroleum

Accountants Societies Bulletin No.24, as amended or supplemented hereafter. Each Party taking Gas will promptly provide to the Operator any data required by the Operator for preparation of the statements required hereunder.

     5.2 If any Party fails to provide the data required herein for four (4) consecutive production months, the Operator, or where the Operator has failed to provide data, another Party, may audit the production and Gas sales and transportation volumes of the non-reporting Party to provide the required data. Such audit shall be conducted only after reasonable notice and during normal business hours in the office of the Party whose records are being audited. All costs associated with such audit will be charged to the account of the Party failing to provide the required data.

6. PAYMENTS ON PRODUCTION

     6.1 Each Party taking Gas shall pay or cause to be paid all production and severance taxes due on all volumes of Gas actually taken by such Party.

     6.2 |_| (ALTERNATIVE 1 - ENTITLEMENTS) Each Party shall pay or cause to be paid all Royalty due with respect to Royalty

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992


owners to whom it is accountable as if such Party were taking its Full Share of Current Production, and only its Full Share of

Current Production.

     6.2.1 |_| (OPTIONAL - FOR USE ONLY WITH SECTION 6.2 - ALTERNATIVE I - ENTITLEMENT) Upon written request of a Party taking less than its Full Share of Current Production in a given month ("Current Underproducer"), any Party taking more than its Full Share of Current Production in such month ("Current Overproducer") will pay to such Current Underproducer an amount each month equal to the Royalty percentage of the proceeds received by the Current Overproducer for that portion of the Current Underproducer's Full Share of Current Production taken by the Current Overproducer; provided, however, that such payment will not exceed the Royalty percentage that is common to all Royalty burdens in the Balancing Area. Payments made pursuant to this Section 6.2.1 will be deemed payments to the Underproduced Party's Royalty owners for purposes of

Section 7.5.

     6.2 |X| (ALTERNATIVE 2 - SALES) Each Party shall pay or cause to be paid Royalty due with respect to Royalty owners to whom it is accountable based on the volume of Gas actually taken for its account.

     6.3 In the event that any governmental authority requires that Royalty payments be made on any other basis than that provided for in this Section 6, each Party agrees to make such Royalty payments accordingly, commencing on the effective date required by such governmental authority, and the method provided for herein shall be thereby superseded.

7. CASH SETTLEMENTS

     7.1 Upon the earlier of the plugging and abandonment of the last producing interval in the Balancing Area, the termination of the Operating Agreement or any pooling or unit agreement covering the Balancing Area, or at any time no Gas is taken from the Balancing Area for a period of twelve (12) consecutive months, any Party may give written notice calling for cash settlement of the Gas production imbalances among the Parties. Such notice shall be given to all Parties in the Balancing Area.

     7.2 Within sixty (60) days after the notice calling for cash settlement under Section 7.1, the Operator will distribute to each

Party a Final Gas Settlement Statement detailing the quantity of Overproduction owed by each Overproduced Party to each

Underproduced Party and identifying the month to which such Overproduction is attributed, pursuant to the methodology set out in Section 7.4.

     7.3 |_| (ALTERNATIVE I - DIRECT PARTY-TO-PARTY SETTLEMENT) Within sixty
(60) days after receipt of the Final Gas Settlement

Statement, each Overproduced Party will pay to each Underproduced Party entitled to settlement the appropriate cash settlement, accompanied by appropriate accounting detail. At the time of payment, the Overproduced Party will notify the

Operator of the Gas imbalance settled by the Overproduced Party's payment.

     7.3 |X| (ALTERNATIVE 2 - SETTLEMENT THROUGH OPERATOR) Within sixty (60) days after receipt of the Final Gas Settlement

Statement, each Overproduced Party will send its cash settlement, accompanied by appropriate accounting detail, to the

Operator. The Operator will distribute the monies so received, along with any settlement owed by the Operator as an

Overproduced Party, to each Underproduced Party to whom settlement is due within ninety (90) days after issuance of the

Final Gas Settlement Statement. In the event that any Overproduced Party fails to pay any settlement due hereunder, the

Operator may turn over responsibility for the collection of such settlement to the Party to whom it is owed, and the Operator will have no further responsibility with regard to such settlement.

     7.3.1 |_| (OPTIONAL - FOR USE ONLY WITH SECTION 7.3, ALTERNATIVE 2 - SETTLEMENT THROUGH OPERATOR) Any Party shall have the right at any time upon thirty (30) days' prior written notice to all other Parties to demand that any settlements due such

Party for Overproduction be paid directly to such Party by the Overproduced Party, rather than being paid through the

Operator. In the event that an Overproduced Party pays the Operator any sums due to an Underproduced Party at any time after thirty (30) days following the receipt of the notice provided for herein, the Overproduced Party will continue to be liable to such Underproduced Party for any sums so paid, until payment is actually received by the Underproduced Party.

     7.4 |X| (ALTERNATIVE 1 - HISTORICAL SALES BASIS) The amount of the cash settlement will be based on the proceeds received by the Overproduced Party under an Arm's Length Agreement for the Gas taken from time to time by the

Overproduced Party in excess of the Overproduced Party's Full Share of Current Production. Any Makeup Gas taken by the

Underproduced Party prior to monetary settlement hereunder will be applied to offset Overproduction chronologically in the order of accrual.

     7.4 |_| (ALTERNATIVE 2 - MOST RECENT SALES BASIS) The amount of the cash settlement will be based on the proceeds received by the Overproduced Party under an Arm's Length Agreement for the volume of Gas that constituted Overproduction by the Overproduced Party from the Balancing Area. For the purpose of implementing the cash settlement provision of the

Section 7, an Overproduced Party will not be considered to have produced any of an Underproduced Party's share of Gas until the Overproduced Party has produced cumulatively all of its Percentage Interest share of the Gas ultimately produced from the

Balancing Area.

     7.5 The values used for calculating the cash settlement under Section 7.4 will include all proceeds received for the sale of the

Gas by the Overproduced Party calculated at the Balancing Area, after deducting any production or severance taxes paid and any

Royalty actually paid by the Overproduced Party to an Underproduced Party's Royalty owner(s), to the extent said payments amounted to a discharge of said Underproduced Party's Royalty obligation, as well as any reasonable marketing, compression,

treating, gathering or transportation costs incurred directly in connection with the sale of the Overproduction.

     7.5.1 |X| (OPTIONAL - FOR VALUATION UNDER PERCENTAGE OF PROCEEDS CONTRACTS) For Overproduction sold under a gas purchase contract providing for payment based on a percentage of the proceeds obtained by the purchaser upon resale of residue gas and liquid hydrocarbons extracted at a gas processing plant, the values used for calculating cash settlement will include proceeds received by the Overproduced Party for both the liquid hydrocarbons and the residue gas attributable to the

Overproduction.

     7.5.2 |_| (OPTIONAL - VALUATION FOR PROCESSED GAS - OPTION 1) For Overproduction processed for the account of the

Overproduced Party at a gas processing plant for the extraction of liquid hydrocarbons, the full quantity of the Overproduction will be valued for purposes of cash settlement at the prices received by the Overproduced Party for the sale of the residue gas attributable to the Overproduction without regard to proceeds attributable to liquid hydrocarbons which may have been extracted from the Overproduction.

     7.5.2 |X| (OPTIONAL - VALUATION FOR PROCESSED GAS - OPTION 2) For Overproduction processed for the account of the

Overproduced Party at a gas processing plant for the extraction of liquid hydrocarbons, the values used for calculating cash settlement will include the proceeds received by the Overproduced Party for the sale of the liquid hydrocarbons extracted from the Overproduction, less the actual reasonable costs incurred by the Overproduced Party to process the Overproduction and to transport, fractionate and handle the liquid hydrocarbons extracted therefrom prior to sale.

     7.6 To the extent the Overproduced Party did not sell all Overproduction under an Arm's Length Agreement, the cash settlement will be based on the weighted average price received by the Overproduced Party for any gas sold from the

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992


Balancing Area under Arm's Length Agreements during the months to which such Overproduction is attributed. In the event that no sales under Arm's Length Agreements were made during any such month, the cash settlement for such month will be based on the spot sales prices published for the applicable geographic area during such month in a mutually acceptable pricing bulletin.

     7.7 Interest compounded at the rate of           TEN
                                                -------------------
percent (              10                    %) per annum or the
         ------------------------------------
maximum lawful

rate of interest applicable to the Balancing Area, whichever is less, will accrue for all amounts due under Section 7.1 beginning the first day following the date payment is due pursuant to Section 7.3. Such interest shall be borne by the Operator or any

Overproduced Party in the proportion that their respective delays beyond the deadlines set out in Sections 7.2 and 7.3 contributed to the accrual of the interest.

     7.8 In lieu of the cash settlement required by Section 7.3, an Overproduced Party may deliver to the Underproduced Party an offer to settle its Overproduction in-kind and at such rates, quantities, times and sources as may be agreed upon by the

Underproduced Party. If the Parties are unable to agree upon the manner in which such in-kind settlement gas will be furnished within sixty (60) days after the Overproduced Party's offer to settle in kind, which period may be extended by agreement of said Parties, the Overproduced Party shall make a cash settlement as provided in Section 7.3. The making of an in-kind settlement offer under this Section 7.8 will not delay the accrual of interest on the cash settlement should the Parties fail to reach agreement on an in-kind settlement.

     7.9 |X| (OPTIONAL - FOR BALANCING AREAS SUBJECT TO FEDERAL PRICE REGULATION) That portion of any monies collected by an

Overproduced Party for Overproduction which is subject to refund by orders of the Federal Energy Regulatory Commission or other governmental authority may be withheld by the Overproduced Party until such prices are fully approved by such governmental authority, unless the Underproduced Party furnishes a corporate undertaking, acceptable to the Overproduced

Party, agreeing to hold the Overproduced Party harmless from financial loss due to refund orders by such governmental authority.

     7.10 |X| (OPTIONAL - INTERIM CASH BALANCING) At any time during the term of this Agreement, any Overproduced Party may, in its sole discretion, make cash settlement(s) with the Underproduced Parties covering all or part of its outstanding Gas imbalance, provided that such settlements must be made with all Underproduced Parties proportionately based on the relative imbalances of the Underproduced Parties, and provided further that such settlements may not be made more often than once every twenty-four (24) months. Such settlements will be calculated in the same manner provided above for final cash settlements. The Overproduced Party will provide Operator a detailed accounting of any such cash settlement within thirty (30)

days after the settlement is made.

8. TESTING

     Notwithstanding any provision of this Agreement to the contrary, any Party shall have the right, from time to time, to produce and take up to one hundred percent (100%) of a well's entire Gas stream to meet the reasonable deliverability test(s)

required by such Party's Gas purchaser, and the right to take any Makeup Gas shall be subordinate to the right of any Party to conduct such tests; provided, however, that such tests shall be conducted in accordance with prudent operating practices only

after                          THIRTY
      ----------------------------------------------------------------
(  30  ) days' prior written  notice to the Operator and shall last no
-------
longer than

SEVENTY-TWO                 (  72) hours.
---------------------------  ----

9. OPERATING COSTS

     Nothing in this Agreement shall change or affect any Party's obligation to pay its proportionate share of all costs and liabilities incurred in operations on or in connection with the Balancing Area, as its share thereof is set forth in the Operating

Agreement, irrespective of whether any Party is at any time selling and using Gas or whether such sales or use are in proportion to its Percentage Interest in the Balancing Area.

10. LIQUIDS

     The Parties shall share proportionately in and own all liquid hydrocarbons recovered with Gas by field equipment operated for the joint account in accordance with their Percentage Interests in the Balancing Area.

11. AUDIT RIGHTS

     Notwithstanding any provision in this Agreement or any other agreement between the Parties hereto, and further notwithstanding any termination or cancellation of this Agreement, for a period of two (2) years from the end of the calendar year in which any information to be furnished under Section 5 or 7 hereof is supplied, any Party shall have the right to audit the records of any other Party regarding quantity, including but not limited to information regarding Btu-content.

Any Underproduced Party shall have the right for a period of two (2) years from the end of the calendar year in which any cash settlement is received pursuant to Section 7 to audit the records of any Overproduced Party as to all matters concerning values, including but not limited to information regarding prices and disposition of Gas from the Balancing Area. Any such audit shall be conducted at the expense of the Party or Parties desiring such audit, and shall be conducted, after reasonable notice, during normal business hours in the office of the Party whose records are being audited. Each Party hereto agrees to maintain records as to the volumes and prices of Gas sold each month and the volumes of Gas used in its own operations,

along with the Royalty paid on any such Gas used by a Party in its own operations. The audit rights provided for in this

Section 11 shall be in addition to those provided for in Section 5.2 of this Agreement.

12. MISCELLANEOUS

     12.1 As between the Parties, in the event of any conflict between the provisions of this Agreement and the provisions of any gas sales contract, or in the event of any conflict between the provisions of this Agreement and the provisions of the

Operating Agreement, the provisions of this Agreement shall govern.

     12.2 Each Party agrees to defend, indemnify and hold harmless all other Parties from and against any and all liability for any claims, which may be asserted by any third party which now or hereafter stands in a contractual relationship with such indemnifying Party and which arise out of the operation of this Agreement or any activities of such indemnifying Party under the provisions of this Agreement, and does further agree to save the other Parties harmless from all judgments or damages sustained and costs incurred in connection therewith.

     12.3 Except as otherwise provided in this Agreement, Operator is authorized to administer the provisions of this

Agreement, but shall have no liability to the other Parties for losses sustained or liability incurred which arise out of or in connection with the performance of Operator's duties hereunder, except such as may result from Operator's gross negligence or willful misconduct. Operator shall not be liable to any Underproduced Party for the failure of any Overproduced Party, (other than Operator) to pay any amounts owed pursuant to the terms hereof.

     12.4 This Agreement shall remain in full force and effect for as long as the Operating Agreement shall remain in force and effect as to the Balancing Area, and thereafter until the Gas accounts between the Parties are settled in full, and shall inure to the benefit of and be binding upon the Parties hereto, and their respective heirs, successors, legal representatives

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992


and assigns, if any. The Parties hereto agree to give notice of the existence of this Agreement to any successor in interest of any such Party and to provide that any such successor shall be bound by this Agreement, and shall further make any transfer of any interest subject to the Operating Agreement, or any part thereof, also subject to the terms of this Agreement.

     12.5 Unless the context clearly indicates otherwise, words used in the singular include the plural, the plural includes the singular, and the neuter gender includes the masculine and the feminine.

     12.6 In the event that any "Optional" provision of this Agreement is not adopted by the Parties to this Agreement by a typed, printed or handwritten indication, such provision shall not form a part of this Agreement, and no inference shall be made concerning the intent of the Parties in such event. In the event that any "Alternative" provision of this Agreement is not so adopted by the Parties, Alternative 1 in each such instance shall be deemed to have been adopted by the Parties as a result of any such omission. In those cases where it is indicated that an Optional provision may be used only if a specific Alternative is selected: (i) an election to include said Optional provision shall not be effective unless the Alternative in question is selected;

and (ii) the election to include said Optional provision must be expressly indicated hereon, it being understood that the selection of an Alternative either expressly or by default as provided herein shall not, in and of itself, constitute an election to include an associated Optional provision.

     12.7 This Agreement shall bind the Parties in accordance with the provisions hereof, and nothing herein shall be construed or interpreted as creating any rights in any person or entity not a signatory hereto, or as being a stipulation in favor of any such person or entity.

     12.8 If contemporaneously with this Agreement becoming effective, or thereafter, any Party requests that any other Party execute an appropriate memorandum or notice of this Agreement in order to give third parties notice of record of same and submits same for execution in recordable form, such memorandum or notice shall be duly executed by the Party to which such request is made and delivered promptly thereafter to the Party making the request. Upon receipt, the Party making the request shall cause the memorandum or notice to be duly recorded in the appropriate real property or other records affecting the

Balancing Area.

     12.9 In the event Internal Revenue Service regulations require a uniform method of computing taxable income by all

Parties, each Party agrees to compute and report income to the Internal Revenue Service (SELECT ONE) |_| as if such Party were

taking its Full Share of Current Production during each relevant tax period in accordance with such regulations, insofar as same

relate to entitlement method tax computations; or |_| based on the quantity of Gas taken for its account in accordance with such regulations, insofar as same relate to sales method tax computations.

13. ASSIGNMENT AND RIGHTS UPON ASSIGNMENT

     13.1 Subject to the provisions of Sections 13.2 (if elected) and 13.3 hereof, and notwithstanding anything in this Agreement or in the Operating Agreement to the contrary, if any Party assigns (including any sale, exchange or other transfer) any of its working interest in the Balancing Area when such Party is an Underproduced or Overproduced Party, the assignment or other act of transfer shall, insofar as the Parties hereto are concerned, include all interest of the assigning or transferring Party in the

Gas, all rights to receive or obligations to provide or take Makeup Gas and all rights to receive or obligations to make any monetary payment which may ultimately be due hereunder, as applicable. Operator and each of the other Parties hereto shall thereafter treat the assignment accordingly, and the assigning or transferring Party shall look solely to its assignee or other transferee for any interest in the Gas or monetary payment that such Party may have or to which it may be entitled, and shall cause its assignee or other transferee to assume its obligations hereunder.

     13.2 |X| (OPTIONAL - CASH SETTLEMENT UPON ASSIGNMENT) Notwithstanding anything in this Agreement (including but not limited to the provisions of Section 13.1 hereof) or in the Operating Agreement to the contrary, and subject to the provisions of Section 13.3 hereof, in the event an Overproduced Party intends to sell, assign, exchange or otherwise transfer any of its interest in a Balancing Area, such Overproduced Party shall notify in writing the other working interest owners who are

Parties hereto in such Balancing Area of such fact at least       THIRTY
                                                            ------------------
(                           30                     )  days   prior
 -------------------------------------------------
to closing the

transaction. Thereafter, any Underproduced Party may demand from such Overproduced Party in writing, within

THIRTY                     (   30) days after receipt of the Overproduced
--------------------------  -----
Party's notice, a cash settlement of its

Underproduction from the Balancing Area. The Operator shall be notified of any such demand and of any cash settlement pursuant to this Section 13, and the Overproduction and Underproduction of each Party shall be adjusted accordingly. Any cash settlement pursuant to this Section 13 shall be paid by the Overproduced Party on or before the earlier to occur (i) of sixty (60)

days after receipt of the Underproduced Party's demand or (ii) at the closing of the transaction in which the Overproduced

Party sells, assigns, exchanges or otherwise transfers its interest in a Balancing Area on the same basis as otherwise set forth in

Sections 7.3 through 7.6 hereof, and shall bear interest at the rate set forth in Section 7.7 hereof, beginning sixty (60) days after the Overproduced Party's sale, assignment, exchange or transfer of its interest in the Balancing Area for any amounts not paid. Provided, however, if any Underproduced Party does not so demand such cash settlement of its Underproduction from the

Balancing Area, such Underproduced Party shall look exclusively to the assignee or other successor in interest of the

Overproduced Party giving notice hereunder for the satisfaction of such Underproduced Party's Underproduction in accordance with the provisions of Section 13.1 hereof.

     13.3 The provisions of this Section 13 shall not be applicable in the event any Party mortgages its interest or disposes of its interest by merger, reorganization, consolidation or sale of substantially all of its assets to a subsidiary or parent company, or to any company in which any parent or subsidiary of such Party owns a majority of the stock of such company.

14. OTHER PROVISIONS

A.A.P.L. FORM 610-E - GAS BALANCING AGREEMENT - 1992

                                   EXHIBIT "F"

                   Attached to and made a part of that certain
                               Operating Agreement
                 Dated _________________________ by and between
                         ST Oil Company as Operator, and
                    Moore Energy LLC, et al as Non-Operators

                                EQUAL OPPORTUNITY
                          CERTIFICATIONS AND AGREEMENTS

For purposes of this Supplement, the word "Contract" shall mean any agreement or arrangement between the Parties for the furnishing of materials, supplies, or services or for the use of real or personal property, including lease arrangements.

1. EQUAL OPPORTUNITY CLAUSE (Applicable to all contracts in excess of $10,000)

The parties shall be bound by and agree to the following provisions as contained in Section 202 of Executive Order 11246, as amended to wit:

1. Each of the Parties will not discriminate against any employee because of race, color, religion, sex or national origin. Each of the Parties will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. Such action shall include, but not be limited to the following: employment, upgrading, demotion, or transfer, recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. Each of the Parties agree to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the contracting officer setting forth the provisions of this nondiscrimination clause.

2. Each of the Parties will, in all solicitations or advertisements for employees placed by or on behalf of any of the parties, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

3. Each of the Parties will send to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, a notice to be provided by the agency contracting officer, advising the labor union or workers' representative for the Party's commitments under Section 202 of Executive Order 11246 of September 24, 1965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

4. Each of the parties will comply with all provisions of Executive Order 11246 of September 24, 1965, and by the rules, regulations, and relevant orders of the Secretary of Labor.

5. Each of the Parties will furnish all information and reports required by Executive Order 11246 of September 24, 1965, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliances with such rules, regulations, and orders.

6. In the event of any of the Parties' noncompliance with the nondiscrimination clauses of this contract or with any such rules, regulations, or orders, this Contract may be cancelled, terminated or suspended in whole or in part and the noncomplying Party may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

7. Each of the Parties will include the provisions of paragraphs (1) through (7) in every Subcontract or Purchase Order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each Subcontractor or Vendor. Each of the Parties will take such action with respect to any Subcontract or Purchase Order as the Contracting agency may direct as a means of enforcing such provisions including sanctions for noncompliance: Provided, however, that in the event any of the Parties become involved in, or is threaten with, litigation with a Subcontractor or Vendor as a result of such direction by the contracting agency, that the Party may request the United States to enter into such litigation to protect the interest of the United States.

II.   CERTIFICATION OF NONSECREGATED FACILITIES

Each of the Parties certifies that it does not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not permit its employees to perform their services at any location under its control, where segregated facilities are maintained. Each of the Parties agrees that a breach of this certification is a violation of the Equal Opportunity Clause in this contract. As used in this certification, the term "segregated facilities" means, but is not limited to any waiting rooms, work area, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms, and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, sex, or national origin, because of habit, local custom, or otherwise. Each of the parties further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity Clause; that it will retain such certification in its file; and that it will forward the following notice to such proposed subcontractors (except where the proposed subcontractors have submitted identical certificates for specific time periods):

"NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES."

A Certification of No nonsegregated Facilities must be submitted prior to the award of a sub contract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity Clause. The certification may be submitted either for each subcontract or for all subcontracts during a period. (i.e. quarterly, semi-annually or annually). (Note:
The penalty for making false statements is presented in 18 U.S.C. 1001.)

III.  EEO-1 REPORT AND AFFIRMATIVE ACTION COMPLIANCE PROGRAM

Each of the Parties is aware of Executive Order 11246 and Section 60-1.40. Title 41 of the Code of Federal Regulations, and all rules and regulations and orders promulgated thereunder to wit:

                (a.) Each of the Parties, to provide special emphasis to the employment of Qualified disabled veterans and veterans of the Vietnam era, agrees that All suitable employment openings of any of the Parties which exist at the time of the execution of this contract and those which occur during the performance of this contract, including those not generated by this contract and including those occurring at an establishment of any of the Parties other than the one wherein the contract is being performed but excluding those independently operated corporate facilities, shall be offered for listing at an appropriate local office of the State employment service system wherein the opening occurs and to provide such reports to such local office regarding employment openings and hires as may be required: Provided, that if the contract is for less than $10,000 or if it is with a State or local government the reports set forth in paragraphs (C) and (d) of this clause are not required.

                (b.) Listing of employment openings with the employment service system Pursuant to this clause shall be made at least concurrently with the use of any other recruitment service or effort and shall involve the normal obligations which attach to the placing of a bona fide job order, including the acceptance of referrals of veterans, and nonveterans. The listing of employment openings does not require the hiring of any particular job applicant or from any particular group of job applicants, and nothing herein is intended to relieve any of the Parties from any requirements in any Executive Orders or regulations regarding nondiscrimination in employment.

                (c.) The reports required by paragraph (a.) of this clause shall include, but Not be limited to, periodic reports which shall be filed at least quarterly with the appropriate local office or, where any of the Parties has more than one establishment (1) the number of individuals who were hired during the reporting period, (2) the number of those hired who were disabled veterans, and (3) the number who were nondisabled veterans of the Vietnam era. Each of the Parties shall submit a report within 30 days after the end of each reporting period wherein any performance is made on this contract. Each of the Parties shall maintain copies of the reports submitted until the expiration of one (1) year after final payment under the contract, during which time they shall be made available, upon request, for examination by any authorized representatives of the contracting officer or of the Secretary of Labor.

                (d.) Whenever any of the Parties becomes contractually bound to the listing provisions of this clause, it shall advise the employment service system In each State wherein it has establishments of the name and location of Each such establishment in the State. As long as any of the Parties is contractually bound to these provisions and has so advised the State system there is no need to advise the State system of subsequent contracts. Any of the Parties may advise the State systems when it is no longer bound by this contract clause.

                (e.) This clause does not apply to the listing of employment openings which occur and are filled outside of the 50 States. the District of Columbia, Puerto Rico, Guam and the Virgin Islands.

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                (f.) This clause does not apply to openings which any of the
                     Parties proposes to fill from within its own organizations or to fill pursuant to a customary and traditional employer-union hiring arrangement. This exclusion does not apply to a particular opening once an employer decides to consider applications outside of his own organization or employer-union arrangement for that opening.

                (g.) As used in this clause:

          1. "All suitable employment openings" includes, but is not limited to, openings which occur in the following job categories:
                Production and nonproduction plant and office; laborers and mechanics; supervisory and nonsupervisory;
                technical and executive, administrative and professional openings which are compensated on a salary basis of less than $18,000 per year. This term includes full-time employment, temporary employment of more than three (3) days' duration, and part-time employment. It does not include openings which any of the Parties proposes to fill from within its own organization or to fill pursuant to a customary and traditional employer-union hiring arrangement. Under the most compelling circumstances an employment opening may not be suitable for listing, including such situations where the needs of the Government cannot reasonably be otherwise supplied, where listing would be contrary to national security, or where the requirement of listing would otherwise not be for the best interest of the Government.